______________________________________________________________________________



                                CREDIT AGREEMENT

______________________________________________________________________________













                                 by and between



                     CLASSIC MANUFACTURING ACQUISITION CORP.



                                       and



                          NATIONAL CITY BANK OF INDIANA













 ______________________________________________________________________________



                           Dated as of April 28, 2004

______________________________________________________________________________

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                                Table of Contents

                                                                            Page

Article 1.     Definitions.....................................................1
   Section 1.1 Defined Terms...................................................1
   Section 1.2 Rules of Construction...........................................9
   Section 1.3 Accounting Terms................................................9
Article 2.     Credit..........................................................9
   Section 2.1 Commitments.....................................................9
      (a)      Facility 1 Line of Credit.......................................9
      (b)      Facility 2 Loan.................................................9
      (c)      Facility 3 Loan.................................................9
   Section 2.2 Interest........................................................9
      (a)      Facility 1 Line of Credit.......................................9
      (b)      Facility 2 Loan................................................10
      (c)      Facility 3 Loan................................................10
      (d)      General........................................................10
   Section 2.3 Payments of Principal and Interest.............................10
      (a)      Facility 1 Line of Credit......................................10
      (b)      Facility 2 Loan................................................10
      (c)      Facility 3 Loan................................................10
      (d)      Method of Payment..............................................10
      (e)      Banking Day....................................................11
   Section 2.4 Prepayment.....................................................11
      (a)      Facility 1 Line of Credit......................................11
      (b)      Facility 2 Loan................................................11
      (c)      Facility 3 Loan................................................11
      (d)      General........................................................11
   Section 2.5 Use of Proceeds................................................11
      (a)      Facility 1 Line of Credit......................................11
      (b)      Facility 2 Loan................................................11
      (c)      Facility 3 Loan................................................11
   Section 2.6 Fees...........................................................11
      (a)      Facility Fee...................................................11
      (b)      Non-Use Fees...................................................11
      (d)      General........................................................12
   Section 2.7 Method of Advance..............................................12
      (a)      Facility 1 Line of Credit......................................12
      (b)      General........................................................12
      (c)      Escrow Agreement...............................................12
   Section 2.8 Taxes..........................................................12
      (a)      General........................................................12
      (b)      Tax Indemnity..................................................13
Article 3.     Security.......................................................13
   Section 3.1 Security.......................................................13
   Section 3.2 Additional Collateral/Setoff...................................13
   Section 3.3 Guaranties.....................................................13

Article 4.     Representations and Warranties.................................13
   Section 4.1 Due Organization...............................................13
   Section 4.2 Due Qualification..............................................13
   Section 4.3 Corporate Power................................................14
   Section 4.4 Corporate Authority............................................14
   Section 4.5 Financial Statements...........................................14
   Section 4.6 No Material Adverse Change.....................................14
   Section 4.7 Subsidiaries...................................................14
   Section 4.8 Binding Obligations............................................14
   Section 4.9 Marketable Title...............................................14
   Section 4.10 Indebtedness..................................................15
   Section 4.11 Default.......................................................15
   Section 4.12 Tax Returns...................................................15
   Section 4.13 Litigation....................................................15
   Section 4.14 ERISA.........................................................15
   Section 4.15 Full Disclosure...............................................15
   Section 4.16 Contracts of Surety...........................................15
   Section 4.17 Licenses......................................................15
   Section 4.18 Compliance with Law...........................................16
   Section 4.19 Force Majeure.................................................16
   Section 4.20 Margin Stock..................................................16
   Section 4.21 Approvals.....................................................16
   Section 4.22 Insolvency....................................................16
   Section 4.23 Regulation....................................................16
   Section 4.24 Environmental Matters.........................................16
   Section 4.25 Conditions Precedent..........................................16
   Section 4.26 Acquisition...................................................17
   Section 4.27 General.......................................................17
Article 5.     Covenants......................................................17
   Section 5.1 Negative Covenants.............................................17
      (a)      Dispose of Property............................................17
      (b)      Further Encumber...............................................17
      (c)      Merge, Etc.....................................................17
      (d)      Purchase Stock.................................................17
      (e)      Sell and Leaseback.............................................17
      (f)      Borrowings.....................................................17
      (g)      Investment.....................................................17
      (h)      Guarantees.....................................................17
      (i)   Change Name or Place of Business..................................18
      (j)   Special Corporate Transactions....................................18
      (k)      Accounting Policies............................................18
      (l)   Change of Business................................................18
      (m)      Benefit Plans..................................................18
      (n)      Adversity......................................................18
      (o)      Dividends......................................................18
      (p)      Transactions with Shareholders and Affiliates..................18

      (q)      Taxes..........................................................18
      (r)      Management Fees................................................18
      (s)      Prepayments....................................................18
   Section 5.2 Affirmative Covenants..........................................18
      (a)      Financial Reporting............................................19
      (b)      Good Standing..................................................20
      (c)      Taxes, Etc.....................................................20
      (d)      Maintain Properties............................................21
      (e)      Insurance......................................................21
      (f)      Books and Records..............................................21
      (g)      Reports........................................................21
      (h)      Licenses.......................................................21
      (i)   Notice of Material Adverse Change.................................21
      (j)   Compliance with Law...............................................22
      (k)      Trade Accounts.................................................22
      (l)   Use of Proceeds...................................................22
      (m)      Loan Payments..................................................22
      (n)      Environmental Matters..........................................22
      (o)      Banking Relationship...........................................22
      (p)      Subordinated Debt..............................................22
      (q)      Classic Merger.................................................22
      (r)      Cash Collateral Account........................................22
   Section 5.3 Financial Covenants............................................23
      (a)      Leverage Ratio.................................................23
      (b)      Fixed Charge Coverage Ratio....................................23
      (c)      Minimum Liquidity..............................................23
Article 6.     Conditions Precedent...........................................23
   Section 6.1 Conditions to Initial Advance..................................23
      (a)      Authorization..................................................23
      (b)      Insurance......................................................23
      (c)      Loan Documents.................................................23
      (d)      Incumbency.....................................................23
      (e)      Legal Matters..................................................23
      (f)      UCC Searches...................................................23
      (g)      Opinions of Counsel............................................24
      (h)      Fees...........................................................24
      (i)   Regulation U......................................................24
      (j)   Equity Infusion...................................................24
      (k)      Opening Balance Sheet..........................................24
      (l)   No Default........................................................24
      (m)      Consents.......................................................24
      (n)      Acquisition Documents..........................................24
      (o)      Borrowing Availability.........................................24
      (p)      Landlord Waivers...............................................24
      (q)      Equipment Appraisal............................................24
      (r)      Solvency Certificate...........................................24

      (s)      Subordination of Management Fees...............................25
      (t)   Escrow Agreement..................................................25
      (u)      Classic Merger.................................................25
      (v)      Additional Documentation.......................................25
   Section 6.2 Conditions to Subsequent Advances..............................25
      (a)      No Default.....................................................25
      (b)      Representations and Warranties.................................25
      (c)      Legal Matters..................................................25
      (d)      Expenses.......................................................25
   Section 6.3 General........................................................25
Article 7.     Default........................................................25
Article 8.     Remedy.........................................................27
   Section 8.1 Acceleration...................................................27
   Section 8.2 Remedy.........................................................27
   Section 8.3 Preservation of Rights.........................................27
Article 9.     General Provisions.............................................28
   Section 9.1 Benefit of Agreement...........................................28
   Section 9.2 Survival of Representations....................................28
   Section 9.3 Governmental Regulation........................................28
   Section 9.4 Conflict.......................................................28
   Section 9.5 Choice of Law..................................................28
   Section 9.6 Headings.......................................................28
   Section 9.7 Entire Agreement...............................................28
   Section 9.8 Expenses.......................................................28
   Section 9.9 Indemnification................................................29
   Section 9.10 Confidentiality...............................................29
   Section 9.11 Giving Notice.................................................29
   Section 9.12 Counterparts..................................................29
   Section 9.13 Incorporation by Reference....................................29
   Section 9.14 Time of Essence...............................................30
   Section 9.15 No Joint Venture..............................................30
   Section 9.16 Relationship of Parties;  Release of Consequential Damages....30
   Section 9.17 Severability..................................................30
   Section 9.18 Gender........................................................30
   Section 9.19 Waiver and Amendment..........................................30
   Section 9.20 Additional Amounts Payable....................................30
   Section 9.21 Bank Not in Control...........................................31
   SECTION 9.22 WAIVER OF JURY TRIAL..........................................31

Schedule 1........Permitted Encumbrances
Schedule 4.7......Subsidiaries
Schedule 4.10.....Indebtedness
Schedule 4.13.....Litigation

Exhibit A.........Facility 1 Credit Note
Exhibit B.........Facility 2 Note
Exhibit C.........Facility 3 Note
Exhibit D.........General Security Agreement
Exhibit E.........Parent Guaranty
Exhibit F-1.......Limited Guaranty
Exhibit F-2.......Unlimited Guaranty

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of April 28, 2004, is by and between CLASSIC MANUFACTURING ACQUISITION CORP. (the "Borrower") and NATIONAL CITY BANK OF INDIANA (the "Bank"). The parties agree as follows:

ARTICLE 1. DEFINITIONS

     Section 1.1 Defined Terms. As used herein:

     "Accounts", "Chattel Paper", "Deposit Accounts", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Intellectual Property", "Instruments", "Investment Property", "Inventory" and "Proceeds" shall have the meanings ascribed in the Security Agreement.

     "Acquisition" means the acquisition by Borrower of all the capital stock of the Target as provided in the Acquisition Documents.

     "Acquisition Documents" means the Stock Purchase Agreement dated as of April ___, 2004, among Bradley J. Baker and Wade Wolf, as sellers, and Borrower and all other documents ancillary thereto related to the Acquisition.

     "Advance" means a disbursement of proceeds of the Facilities.

     "Affiliate" means, with respect to any Person, any other Person (a) directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with, such Person, or (b) that directly or indirectly owns more than Ten Percent (10%) of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means this Credit Agreement, as amended from time to time.

     "Bank" means National City Bank of Indiana, a national banking association, its successors and assigns.

     "Banking Day" means a day on which the principal domestic office of Bank is open for the purpose of conducting substantially all of its business activities.

     "Borrower" means, prior to the Classic Merger, Classic Manufacturing Acquisition Corp., an Indiana corporation and, as of the Classic Merger, Classic Manufacturing, Inc., a Michigan corporation and successor by merger to Classic Manufacturing Acquisition Corp.

     "Borrowing  Base" means, on any date of  determination,  an amount equal to
(a) Eighty-Five Percent (85%) of the aggregate value of Borrower's Eligible Accounts, plus (b) the lesser of (i) Sixty Percent (60%) of all outstanding Facility 1 Line of Credit Advances, (ii) Five Hundred Thousand Dollars ($500,000), or (iii) the sum of (A) Sixty Percent (60%) of the aggregate value of Borrower's finished goods and raw materials Eligible Inventory, plus (B) the lesser of (1) Sixty Percent (60%) of the Borrower's work-in-process Eligible Inventory, or (2) Ninety Thousand Dollars ($90,000), minus (c) Inventory Reserves.

     "Capitalized Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a balance sheet of Borrower prepared in accordance with GAAP.

     "Capitalized Lease" means any lease of property which would be capitalized on a financial statement of a Person prepared in accordance with GAAP.

     "Capitalized Lease Obligations" means the amount of the obligations of a Person under Capitalized Leases which are shown as liabilities on a balance sheet of such Person prepared in accordance with GAAP.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List under CERCLA.

     "Change in Control" means as to any Person, and shall be deemed to have occurred if, (a) any other Person or group of other Persons acting in concert (other than current shareholders of the subject Person as of the date of this Agreement) shall have acquired beneficial ownership of shares representing more than Twenty Percent (20%) of the combined voting power represented by the outstanding voting shares of the subject Person (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder), or (b) during any period of twelve
(12) consecutive months, commencing before or after the date of this Agreement, individuals who on the first day of such period were directors of the subject Person (together with any replacement or additional directors who were nominated or elected by a majority of directors then in office) cease to constitute a majority of the Board of Directors of the subject Person.

     "Classic Merger" means the merger of Borrower into the Target immediately following the Acquisition.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Compliance Certificate" means a Compliance Certificate, in the form prescribed by Bank, duly executed by the chief executive or chief financial officer of Borrower.

     "Default" means any of the events specified in Article 7 hereof.

     "Eligible Accounts" means, on any date of determination, all Accounts then owned by Borrower, which conform with the representations and warranties set forth in the Security Agreement and which is not subject to any prior Lien, except (a) Accounts outstanding more than ninety (90) days from the date of invoice; (b) all Accounts of any account debtor if Twenty-Five Percent (25%) or more of the amount owing by such account debtor is more than sixty (60) days past due from the date of invoice; (c) all Accounts of the account debtor which Bank reasonably deems unacceptable because of the credit-worthiness of the account debtor; (d) Accounts of account debtors who are also creditors of Borrower to the extent of the amount owed by Borrower to such account debtors;
(e) Accounts owned by account debtors who are Affiliates of Borrower; (f) Accounts for uncompleted sales, including pre-billings, consignment sales, and guaranteed sales and Accounts for demonstrator units; (g) progress billings other than a portion of a sale pursuant to a purchase order which has been shipped and has been recorded as an Account; (h) Accounts of account debtors who are Governmental Authorities, unless proper assignments to Bank have been completed; (i) Accounts of account debtors who are non-residents of the United States; (j) Accounts not denominated in U.S. Dollars; (k) Accounts to such extent such Accounts are subject to known payments, adjustments or credits; and (l) Accounts, or any portion thereof, which are considered uncollectible for any reason, including, without limitation, Inventory returned, rejected, repossessed, lost or damaged.

     "Eligible Inventory" means, on any date of determination, that portion of Inventory owned by Borrower consisting of finished goods, work-in-process and raw materials (i) on which Bank has a first (1st) and prior lien, (ii) which conforms with the representations and warranties set forth in the Security Agreement, (iii) which is not obsolete or slow moving, (iv) which is not in transit, (v) which is not placed on consignment, (vi) which is not stored with any bailee, warehouseman or other party unless subject to a lien waiver in favor of Bank, and (vii) which Bank has not otherwise reasonably determined unacceptable.

     "Environmental Laws" means all provisions of laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by any Governmental Authority concerning the protection of, or regulation of the discharge of substances into, the environment or concerning the health or safety of persons with respect to environmental hazards, and includes, without limitation, the Hazardous Materials Transportation Act, 42 U.S.C. ss.1801 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.ss.9601 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. ss.ss.6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. ss.ss.1251 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. ss.ss.7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. ss.ss.2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss.7401 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.ss.651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss.11001 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. ss.ss.4321 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. ss.ss.300(f) et seq., and any similar or implementing state law, and all amendments, rules, and regulations promulgated thereunder.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time-to-time.

     "ERISA Affiliate" means any trade or business, whether or not incorporated, which together with the subject Person would be treated as a single employer under ERISA.

     "Escrow Agent" means National City Bank of Indiana, as escrow agent.

     "Escrow Agreement" means the Escrow Agreement, in the form approved by Bank, providing for the escrow of the initial Advance of the Facilities until such time (but not exceeding the next Banking Day after funding) as satisfactory evidence has been furnished to Bank that the Classic Merger has been completed in accordance with applicable law.

     "Excess Cash Flow" means, for each fiscal year of Borrower, the sum of (a) net income, plus (b) depreciation and amortization, minus (c) Unfunded Capital Expenditures, minus (d) principal payments paid in respect of long-term Indebtedness (excluding the principal reduction on the Facility 3 Loan due on May 15 of each year with respect to Excess Cash Flow).

     "Facilities" means the Facility 1 Line of Credit, the Facility 2 Loan, the Facility 3 Loan, and any other credit facility provided by Bank from time to time pursuant to this Agreement.

     "Facility 1 Line of Credit" means the secured revolving line of credit in the maximum principal amount of One Million Dollars ($1,000,000), governed by this Agreement, including any renewal or extension thereof.

     "Facility 1 Credit Note" means the Facility 1 Credit Note, in substantially the form of Exhibit A hereto, duly executed by Borrower to Bank to evidence the Facility 1 Line of Credit, including any amendment, modification, renewal, extension or replacement thereof.

     "Facility 1 Maturity Date" means May 1, 2006.

     "Facility 2 Loan" means the secured 5-year term loan in the principal amount of One Hundred Five Thousand Dollars ($105,000), governed by this Agreement, including any renewal or extension thereof.

     "Facility 2 Note" means the Facility 2 Term Note, in substantially the form of Exhibit B hereto, duly executed by Borrower to Bank to evidence the Facility 2 Loan, including any amendment, modification, renewal, extension or replacement thereof.

     "Facility 3 Loan" means the secured 3-year term loan in the principal amount of Eight Hundred Twenty-Nine Thousand Dollars ($829,000), governed by this Agreement, including any renewal or extension thereof.

     "Facility 3 Note" means the Facility 3 Term Note, in substantially the form of Exhibit C hereto, duly executed by Borrower to Bank to evidence the Facility 3 Loan, including any amendment, modification, renewal, extension or replacement thereof.

     "Financial Contract" of a Person means (a) any exchange-traded or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics, (b) any agreements, devices or arrangements providing for payments related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, or
(c) to the extent not otherwise included in the foregoing, any Rate Hedging Agreement.

     "Financial Statements" means, as the context may require, (a) the financial statements of the Target as of March 31, 2004, and/or (b) the similar financial statements of Borrower furnished from time to time pursuant to Section 5.2(a) hereof; in all cases together with any accompanying notes or other disclosures to such financial statements, and any other documents or data furnished to Bank in connection therewith.

     "Fixed Charge Coverage Ratio" means, with respect to each calendar month end, the ratio of (a) the sum of (i) net income, plus (ii) interest expense paid, plus (iii) to the extent deducted in determining net income, depreciation and amortization, minus (iv) Unfunded Capital Expenditures, minus (v) dividends and other distributions in respect of stock paid or payable, to (b) the sum of
(i) interest expense paid, plus (ii) principal payments due and/or paid in respect of long-term Indebtedness; in each instance determined for the trailing twelve (12) month ending on the date of determination, provided, that until April 30, 2005, each item shall be determined only for the monthly periods ending after the date hereof on a cumulative basis. The Fixed Charge Coverage Ratio shall be determined from the Financial Statements.

     "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time as promulgated by the Financial Accounting Standards Board and recognized and interpreted by the American Institute of Certified Public Accountants.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, including, without limiting the generality of the foregoing, any agency, body, commission, court or department thereof whether federal, state, local or foreign.

     "Guaranties" means, collectively, the Individual Guaranty, the Individual Unlimited Guaranty, and the Parent Guaranty.

     "Guarantors" means the Individual Guarantor and the Parent Guarantor.

     "Hazardous Materials" mean (a) any "hazardous substance," as defined by CERCLA, (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum product, or (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "Indebtedness" of a Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by any Lien upon or in Property owned by the subject Person or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or other instruments, (e) Capitalized Lease Obligations, (f) indebtedness or other obligations of any other Person for borrowed money or for the deferred purchase price of property or services, the payment or collection of which the subject Person has guaranteed (except by reason of endorsement for collection in the ordinary course of business) or in respect of which the subject Person is liable, contingently or otherwise, including, without limitation, liability by way of agreement to purchase, to provide funds for payment, to supply funds to or otherwise to invest in such other Person, or otherwise to assure a creditor against loss, (g) reimbursement or other obligations in connection with letters of credit, (h) obligations in connection with Sale and Leaseback Transactions, (i) any Net Mark-To-Market Exposure of Rate Hedging Agreements or other Financial Contracts, and (j) any other transaction which is the functional equivalent of, or takes the place of borrowing, but which would not constitute a liability on a balance sheet of such Person prepared in accordance with GAAP.

     "Individual Guarantor" means Timothy Durham.

     "Individual Guaranty" means the Limited Guaranty, in substantially the form of Exhibit F-1, duly executed by the Individual Guarantor in favor of Bank, as amended, modified, reaffirmed or replaced from time to time.

     "Individual Unlimited Guaranty" means the Unlimited Guaranty, in substantially the form of Exhibit F-2, duly executed by the Individual Guarantor in favor of Bank, as amended, modified, reaffirmed or replaced from time to time.

     "Inventory Reserves" means any and all reserves which Bank, in its sole discretion, determines that Borrower must maintain in connection with contingent Inventory repurchase liabilities owed by Borrower to dealer floor plan lenders.

     "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, limited liability company ownership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

     "Leverage Ratio" means, on any date of  determination,  Borrower's ratio of
(a) total liabilities, to (b) total shareholder equity. The Leverage Ratio shall be determined in accordance with GAAP from the Financial Statements.

     "Lien" means any lien (statutory or other), security interest, mortgage, pledge, hypothecation, assignment for the purpose of security, deposit arrangement for the purpose of security, encumbrance or preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "Loan Documents" means this Agreement, the Notes, the Security Agreement, the Guaranties, the Pledge Agreement, the Maintenance Agreement, any UCC Financing Statements and all other documents executed and delivered by Borrower to govern, evidence or secure the Facilities.

     "Loss" shall have the meaning ascribed in Section 9.9 hereof.

     "Maintenance Agreement" means the Maintenance Agreement, in the form prescribed by Bank, duly executed by the Parent Guarantor for the benefit of Bank and Borrower.

     "Material Adverse Effect" means any event, circumstance or condition that could reasonably be expected to have a material adverse effect on (a) the business, operations, financial condition, Properties or prospects of Borrower or its Subsidiaries, (b) the ability of Borrower to perform the Obligations, (c) the validity or enforceability of any of the Loan Documents, or any material provision thereof or any material transaction contemplated thereby, or (d) the rights and remedies of Bank under any of the Loan Documents.

     "Minimum Liquidity" means, on any date of determination, an amount equal to the sum of (a) Borrower's cash, plus (b) Eligible Accounts, plus (c) Eligible Inventory, minus (d) Borrower's accounts payable, minus (e) the outstanding Facility 1 Line of Credit Advances, minus (f) Borrower's accrued expenses.

     "Moody's" means Moody's Investors Service, Inc.

     "Net Mark-to-Market Exposure" of a Person means, as of any date of determination, the excess (if any) of all unrealized losses over all unrealized profits of such Person arising from

Rate Hedging Agreements, where "unrealized losses" means the fair market value of the cost to such Person of replacing such Rate Hedging Agreement as of the date of determination (assuming the Rate Hedging Agreement were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Rate Hedging Agreement as of the date of determination (assuming such Rate Hedging Agreement were to be terminated as of that date).

     "Notes" means, collectively, the Facility 1 Credit Note, the Facility 2 Note, the Facility 3 Note and any subsequent notes issued by Borrower in favor of Bank under this Agreement.

     "Obligations" means all unpaid principal and accrued and unpaid interest on the Notes, all accrued and unpaid fees hereunder, obligations of Borrower to Bank or an affiliate of Bank in respect of any Rate Hedging Obligations, and all other obligations, indemnities and liabilities of Borrower to Bank of every type and description, direct or indirect, joint, several or joint and several, absolute or contingent, whether or not arising in connection with the Facilities, due or to become due, now existing or hereafter arising and whether or not contemplated by Borrower or Bank as of the date hereof, including, without limitation, any Advances pursuant to any amendment of this Agreement, all reasonable costs of collection and enforcement of any and all thereof, including reasonable attorney fees.

     "Parent Guarantor" means Obsidian Enterprises, Inc.

     "Parent Guaranty" means the Guaranty, in substantially the form of Exhibit E, duly executed by the Parent Guarantor in favor of Bank, as amended, modified, reaffirmed or replaced from time to time.

     "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to ERISA, or any successor entity.

     "Permitted Encumbrances" means (a) Liens for taxes or assessments which are not yet due, Liens for taxes or assessments or Liens of judgments which are being contested, appealed or reviewed in good faith by appropriate proceedings which prevent foreclosure of any such Lien or levy of execution thereunder and against which Liens, if any, adequate insurance or reserves have been provided;
(b) pledges or deposits to secure payment of workers' compensation obligations and deposits or indemnities to secure public or statutory obligations or for similar purposes; (c) those minor defects which in the opinion of Bank's counsel do not materially affect title to the collateral for the Obligations; (d) Liens in favor of Bank; (e) Liens imposed by law, such as carrier's, warehousemen's and mechanic's liens and other similar Liens arising in the ordinary course of business which secure payment of obligations not more than sixty (60) days past due; (f) utility easements, building restrictions, zoning ordinances and such other encumbrances or charges against real Property as are of a nature generally existing with respect to real Properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of Borrower; (g) purchase money security interests and Liens encumbering Property purchased by Borrower encumbering only such purchased Property and securing Indebtedness not exceeding Fifty Thousand Dollars ($50,000) outstanding at any time; and (h) those further encumbrances (if any) shown on Schedule 1 attached hereto.

     "Person" means and includes an individual, a partnership,  a joint venture,
a  corporation,   a  limited  liability  company,  a  trust,  an  unincorporated association and a Governmental Authority.

     "Plan" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which a Borrower may have any liability.

     "Pledge Agreement" means the Stock Pledge Agreement, in the form prescribed by Bank, duly executed by the Parent Guarantor to Bank pursuant to Section 3.1(c) hereof to secure the Obligations, including any amendment or modification thereof

     "Prime Rate" means the fluctuating rate per annum which is publicly announced from time to time by Bank as being its so-called "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately, and without notice changing the Prime Rate thereafter applicable hereunder, it being acknowledged that the Prime Rate is not necessarily the lowest rate of interest then available from Bank on fluctuating-rate loans.

     "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Qualified Investments" means (a) short term obligations of, or fully guaranteed by, the United States of America, (b) commercial paper rated A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investor's Service, Inc., (c) demand deposit accounts maintained in the ordinary course of business, and (d) certificates of deposit issued by commercial banks having capital and surplus in excess of One Hundred Million Dollars ($100,000,000).

     "Rate Hedging Agreement" means an agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants.

     "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Rate Hedging Agreements, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Hedging Agreement.

     "Sale and Leaseback Transaction" means any sale or other transfer of any property by any Person with the intent to lease such property as lessee.

     "Security Agreement" means the General Security Agreement, in substantially the form of Exhibit D hereto, duly executed by Borrower in favor of Bank to secure the Obligations, including any amendment or modification thereof.

     "Subordinated Debt" means Indebtedness of Borrower that is subordinated in writing to the full, final and irrevocable payment of the Obligations, in form and substance acceptable to Bank.

     "Subordination Agreement" means each Subordination Agreement executed by a holder of Subordinated Debt, in the form prescribed by Bank, including any amendment or modification thereof.

     "Subsidiaries" means, as to any Person, (a) a corporation of which shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person, and (b) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a Fifty Percent (50%) equity interest.

     "Target" means Classic Manufacturing, Inc., a Michigan corporation.

     "Taxes" shall have the meaning ascribed in Section 2.8 hereof.

     "Unfunded Capital Expenditures" means capital expenditures not funded by long term Indebtedness, as shown on the balance sheet furnished to Bank from time to time pursuant to Section 5.2(a) hereof.

     "Unmatured Default" means any event which with notice, or lapse of time, or both, would constitute a Default.

     Section 1.2 Rules of Construction. The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Use of the terms "herein" "hereof", and "hereunder" shall be deemed references to this Agreement in its entirety and not to the Section clause in which such term appears.

     Section 1.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the Financial Statements.

ARTICLE 2. CREDIT

     Section 2.1 Commitments.

          (a) Facility 1 Line of Credit. Subject to the terms and conditions of this Agreement, Bank shall make Advances under the Facility 1 Line of Credit available to Borrower in a maximum principal amount equal to the lesser of (a) One Million Dollars ($1,000,000), or (b) the Borrowing Base. Advances under the Facility 1 Line of Credit shall be evidenced by the Facility 1 Credit Note.

          (b) Facility 2 Loan. Subject to the terms and conditions of this Agreement, Bank shall make the Facility 2 Loan to Borrower in the maximum principal amount of One Hundred Five Thousand Dollars ($105,000). The Facility 2 Loan shall be evidenced by the Facility 2 Note.

          (c) Facility 3 Loan. Subject to the terms and conditions of this Agreement, Bank shall make the Facility 3 Loan to Borrower in the maximum principal amount of Eight Hundred Twenty-Nine Thousand Dollars ($829,000). The Facility 3 Loan shall be evidenced by the Facility 3 Note.

     Section 2.2 Interest.

          (a) Facility 1 Line of Credit. Prior to maturity or Default, the outstanding principal balance of the Facility 1 Line of Credit shall bear interest at a per annum rate equal to the Prime Rate plus One-Half Percent (0.5%).

          (b) Facility 2 Loan. Prior to maturity or Default, the outstanding principal balance under the Facility 2 Loan shall bear interest at a per annum rate equal to the Prime Rate plus One-Half Percent (0.5%).

          (c) Facility 3 Loan. Prior to maturity or Default, the outstanding principal balance under the Facility 3 Loan shall bear interest at a per annum rate equal to the Prime Rate plus One Percent (1.0%).

          (d) General. Interest shall be due and payable for the exact number of days principal is outstanding and shall be calculated on the basis of a three hundred sixty (360) day year. After the maturity of any Facility, whether by acceleration or otherwise, and while and so long as there shall exist any uncured Default, the Facilities shall bear interest at a per annum rate equal to Two Percent (2%) above the otherwise applicable rates.

     Section 2.3 Payments of Principal and Interest.

          (a) Facility 1 Line of Credit. Interest only on the outstanding balance of Advances under the Facility 1 Line of Credit from time to time throughout the term of the Facility 1 Line of Credit shall be due and payable on the first (1st) day of each calendar month. From time to time, Borrower shall make principal payments in an amount sufficient so that the outstanding Facility 1 Credit Advances shall not exceed the Borrowing Base. The entire principal balance of Advances under the Facility 1 Line of Credit, together with all accrued and unpaid interest thereon, and all fees and charges payable in connection therewith, shall be due and payable on the Facility 1 Maturity Date.

          (b) Facility 2 Loan. Interest on the outstanding balance under the Facility 2 Loan from time to time shall be due and payable on the first
     (1st) day of each calendar month. Commencing on June 1, 2004, and continuing on the first day of each month thereafter, Borrower shall pay, in addition to any required interest payments, monthly installments of principal in an amount equal to One Thousand Seven Hundred Fifty Dollars ($1,750). A final installment representing the entire unpaid principal balance of the Facility 2 Loan, and all accrued and unpaid interest thereon and all fees and charges in connection therewith, shall be due and payable May 1, 2009.

          (c) Facility 3 Loan. Interest on the outstanding balance under the Facility 3 Loan from time to time shall be due and payable on the first
     (1st) day of each calendar month. Commencing on June 1, 2004, and continuing on the first day of each month thereafter, Borrower shall pay, in addition to any required interest payments, monthly installments of principal in an amount equal to Twenty-Three Thousand Twenty-Eight Dollars ($23,028). In addition, Borrower shall make an additional principal reduction of the Facility 3 Loan on May 15 of each year equal to Fifty Percent (50%) of Excess Cash Flow. A final installment representing the entire unpaid principal balance of the Facility 3 Loan, and all accrued and unpaid interest thereon and all fees and charges in connection therewith, shall be due and payable May 1, 2007.

          (d) Method of Payment. All payments of principal and interest hereunder shall be made in immediately available funds to Bank at Bank's address set forth on the signature page hereof or at any other place specified in writing by Bank to Borrower, by

     Noon (Indianapolis time) on the date when due. Bank is authorized to charge the account of Borrower for each payment of principal, interest and/or fees as it becomes due.

          (e) Banking Day. If any installment of principal or interest provided herein becomes due and payable on a date other than a Banking Day, the maturity of the installment of principal or interest shall be extended to the next succeeding Banking Day, and interest shall be payable during such extension of maturity.

     Section 2.4 Prepayment.

          (a) Facility 1 Line of Credit. Subject to the provisions of this Agreement, Borrower may borrow, pay, reborrow and repay the available principal amount of the Facility 1 Line of Credit at any time, and from time to time, without premium or penalty.

          (b) Facility 2 Loan. Borrower may prepay the outstanding principal balance of the Facility 2 Loan in whole or in part, at any time and from time to time. Amounts prepaid may not be reborrowed. Partial prepayments of principal in respect of the Facility 2 Loan shall be credited against regular monthly installments of principal in the inverse order of their maturities and shall not otherwise affect the next regularly scheduled principal payment thereunder.

          (c) Facility 3 Loan. Borrower may prepay the outstanding principal balance of the Facility 3 Loan in whole or in part, at any time and from time to time. Amounts prepaid may not be reborrowed. Partial prepayments of principal in respect of the Facility 3 Loan shall be credited against regular monthly installments of principal in the inverse order of their maturities and shall not otherwise affect the next regularly scheduled principal payment thereunder.

          (d) General. Unless otherwise specifically designated by Borrower or otherwise provided in the Loan Documents, all partial principal prepayments shall be first applied to the outstanding principal balance of Advances under the Facility 1 Line of Credit and then, at Bank's discretion, to the outstanding principal balance of the other Facilities.

     Section 2.5 Use of Proceeds.

          (a) Facility 1 Line of Credit. The proceeds of Advances under the Facility 1 Line of Credit shall be used for general working capital purposes of Borrower and to finance the Acquisition pursuant to the Acquisition Documents.

          (b) Facility 2 Loan. The proceeds of the Facility 2 Loan shall be used to finance the Acquisition pursuant to the Acquisition Documents

          (c) Facility 3 Loan. The proceeds of the Facility 3 Loan shall be used to finance the Acquisition pursuant to the Acquisition Documents

     Section 2.6 Fees.

          (a) Facility Fee. Borrower shall pay to Bank a non-refundable facility fee equal to Nineteen Thousand Three Hundred Forty Dollars ($19,340).

          (b) Non-Use Fees. Borrower shall pay to Bank a non-use fee equal to the One-Half Percent (0.5%) per annum on the average daily unborrowed portion of the Facility 1 Line of Credit, which fees shall be due and payable monthly in arrears, on the first day of each calendar month and shall be due and payable upon termination of this Agreement.

     Such non-use fees shall be calculated on the basis of the actual number of days elapsed and a three hundred sixty (360) day year.

          (c) Field Audit Fees. Borrower shall pay or reimburse Bank for the field audit expenses required by Section 9.8 hereof.

          (d) General. The compensation provided in this Section 2.6 shall be in consideration of the services of Bank in connection with the Facilities and shall be in addition to any other fee, charge, payment or expense required to be borne by Borrower under the Loan Documents.

     Section 2.7 Method of Advance.

          (a) Facility 1 Line of Credit. As Borrower desires to obtain Advances under Facility 1 Line of Credit hereunder, Borrower shall give Bank irrevocable written notice of Borrower's intention to borrow by not later than 11:00 a.m. (Indianapolis time), on the proposed Banking Day of borrowing. Each request for an Advance shall in and of itself constitute a representation and warranty that the conditions precedent to such Advance as set forth in Section 6.2 hereof have been satisfied and that no Default or Unmatured Default has occurred and is continuing or would result from the making of the requested Advance. Borrower hereby authorizes the disbursement of each Advance under the Facility 1 Line of Credit by deposit to the account of Borrower with Bank.

          (b) General. All Advances by Bank under the Facilities and payments by Borrower on the Facilities shall be recorded by Bank on its books and records, and the principal amount outstanding from time to time, plus interest payable thereon, shall be determined from the books and records of Bank. The books and records of Bank shall be presumed prima facie correct as to such matters.

          (c) Escrow Agreement. Notwithstanding anything contained herein to the contrary, Bank shall fund the initial Advance under the Facilities to the Escrow Agent to be held pursuant to the Escrow Agreement.

     Section 2.8 Taxes.

          (a) General. All payments by Borrower under this Agreement or the Notes shall be made free and clear of, and without deduction or withholding for, any present or future income, stamp or other taxes, levies, duties, imposts, charges or fees or any related penalties, interest or other liabilities ("Taxes"). If any Taxes are required to be deducted or withheld from any amount payable to Bank under this Agreement or the Notes, Borrower shall pay additional amounts so that the amount received by Bank after the deduction of such Taxes (including Taxes on such additional amounts) equals the amount that Bank would have received if no Taxes had been deducted. Borrower shall pay to the appropriate taxing authority all Taxes required to be deducted or withheld. Within thirty (30) days after paying any such Taxes, Borrower shall deliver to Bank the original or a certified copy of the receipt for such payment. Borrower shall not be required to pay additional amounts to Bank on account of any Taxes, including, but not limited to, income taxes, imposed solely by reason of a present or past connection between Bank and the jurisdiction imposing such Taxes (except a connection arising solely from the execution, delivery, performance, enforcement of or the receipt of payments under this Agreement or the Notes).

          (b) Tax Indemnity. Borrower shall indemnify Bank against any Taxes imposed on (and any related expenses reasonably incurred by) Bank on account of the execution, delivery, performance or enforcement of or the receipt of payments under this Agreement or the Notes other than Taxes imposed solely by reason of the cause specified in the last sentence of
     Section 2.8(a) hereof. Borrower also shall pay and indemnify Bank against any stamp or other documentary, excise or property taxes or similar levies, imposts, or charges (or any related liability) arising from the execution, delivery, registration, performance or enforcement of this Agreement or the Notes.

ARTICLE 3. SECURITY

     Section 3.1 Security. The Obligations shall be secured by the following:

          (a) the Security Agreement constituting a first priority security interest in all Accounts, Inventory, Equipment, General Intangibles, Chattel Paper, Fixtures, Goods, Intellectual Property, Deposit Accounts, Instruments, Investment Property, Documents and all other personal property of Borrower now owned or hereafter acquired and all Proceeds thereof;

          (b) such other security interests as may be described in the Loan Documents; and

          (c) the Pledge Agreement constituting a first priority pledge by the Parent Guarantor of all capital stock in Borrower.

     Section 3.2 Additional Collateral/Setoff. Borrower hereby grants to Bank (and any participant of the Facilities), as additional security for the Obligations, a continuing lien upon all monies, securities and other property of Borrower now or hereafter held or received by, or in transit to, Bank from or for Borrower. Bank (and any such participant of the Facilities) is authorized at any time and from time to time, without notice to Borrower, and shall have the right to setoff, appropriate and apply its own debt or liability to Borrower, or to any other Person liable for the Obligations, in whole or partial payment of any Obligation in such order or manner as Bank may reasonably determine, without any requirements of mutual maturity.

     Section 3.3 Guaranties. The Obligations of Borrower shall be unconditionally, jointly and severally, guaranteed by the Individual Guarantor pursuant to the Individual Guaranty and the Individual Unlimited Guaranty and by the Parent Guarantor pursuant to the Parent Guaranty. The Bank agrees to release the Individual Unlimited Guaranty at the time Classic Merger has been completed.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES

     Borrower represents, covenants and warrants to Bank as follows:

     Section 4.1 Due Organization. Borrower and each Subsidiary is a corporation duly organized, validly existing and, if applicable, in good standing under and by virtue of the laws of its state of organization.

     Section 4.2 Due Qualification. Borrower and each Subsidiary is qualified, in good standing and authorized to do business as a foreign corporation in such other states wherein the failure to so qualify would have a Material Adverse Effect.

     Section 4.3 Corporate Power. Borrower and each Subsidiary possess the requisite power to enter into the Loan Documents and the Acquisition Documents, as applicable, to borrow thereunder, to execute and deliver the Loan Documents and the Acquisition Documents and to perform its obligations thereunder.

     Section 4.4 Corporate Authority. Borrower and each Subsidiary has taken the necessary corporate action to authorize the execution and delivery of the Loan Documents, the Acquisition Documents and the Classic Merger, as applicable, and the borrowings under the Loan Documents and the granting of the security interests therein, and none of the provisions of the Loan Documents, the Acquisition Documents or the Classic Merger violate, breach, contravene, conflict with, or cause a default under any provision of the articles of incorporation or code of by-laws of Borrower or such Subsidiary or any provision of any existing note, bond, mortgage, debenture, indenture, trust, license, lease, instrument, decree, order, judgment, or agreement to which Borrower or such Subsidiary is a party or by which it or its assets may be bound or affected.

     Section 4.5 Financial Statements. The Financial Statements were prepared in accordance with GAAP consistent with prior years, unless specifically otherwise noted thereon, and fairly present the financial condition of the Target as of the date thereof and the results of its operations for the period then ended, and, to the knowledge of Borrower, no material adverse change in the financial condition of the Target has occurred since the date of the Financial Statements.

     Section 4.6 No Material Adverse Change. The information submitted by Borrower to Bank discloses all known or anticipated material liabilities, direct or contingent, of Borrower and, to the knowledge of Borrower, the Target as of the dates thereof, and, to the best knowledge of Borrower, since such dates, there has been no material adverse change in Borrower's or the Target's financial condition.

     Section 4.7 Subsidiaries. Except as disclosed on any Schedule 4.7 hereto, Borrower has no Subsidiaries.

     Section 4.8 Binding Obligations. Each of the Loan Documents, when issued for value, will constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the same may be limited by reorganization, bankruptcy, insolvency, moratorium or other laws affecting generally the enforcement of creditors' rights.

     Section 4.9 Marketable Title. Borrower and each Subsidiary has good and marketable title to all of its real Property and good title to all of its other Properties shown on the Financial Statements, except such Properties as have been disposed of since the date of the Financial Statements in the ordinary course of business. Except for Permitted Encumbrances, (a) the assets of Borrower and its Subsidiaries are not subject to any Lien and the security interests in favor of Bank under the Loan Documents will constitute first, senior and prior perfected security interests in the collateral therein described, and (b) no financing statement or similar instrument which names Borrower or its Subsidiaries as debtor or relates to any of its Property, has been filed in any state or other jurisdiction and remains unreleased, and Borrower and its Subsidiaries have not signed any financing statement or similar instrument or security agreement authorizing the secured party thereunder to file any such financing statement or similar instrument.

     Section 4.10 Indebtedness. Except as shown on the Financial Statements, except as set forth on Schedule 4.10 hereto, and except for trade debt incurred in the ordinary course of business since the date of the Financial Statements, neither the Target, Borrower nor any Subsidiary has any outstanding Indebtedness.

     Section 4.11 Default. Neither Borrower nor any Subsidiary has committed or suffered to exist any default or any circumstance which with notice, lapse of time, or both, would constitute a material default under the terms and conditions of any trust, debenture, indenture, note, bond, instrument, mortgage, lease, agreement, order, decree, or judgment to which the Target, Borrower and its Subsidiaries is a party or by which it or its assets may be bound or affected.

     Section 4.12 Tax Returns. All tax returns or reports of Borrower and its Subsidiaries required by law have been filed, and all taxes, assessments, contributions, fees and other governmental charges (other than those presently payable without penalty or interest and those currently being contested in good faith and against which adequate reserves have been established) upon Borrower, its Subsidiaries or their assets, properties or income, which are payable, have been paid.

     Section 4.13 Litigation. Except as set forth on any Schedule 4.13 hereto, no litigation or proceeding of any Governmental Authority or other Person is presently pending or threatened, nor has any claim been asserted, against the Target, Borrower or its Subsidiaries which, if adversely determined, could have a Material Adverse Effect.

     Section 4.14 ERISA. Borrower and each ERISA Affiliate is in compliance in all material respects with all applicable provisions of ERISA, and neither Borrower nor any ERISA Affiliate has incurred any liability to the PBGC. Neither a "reportable event", nor a "prohibited transaction", has occurred under, nor has there occurred any complete or partial withdrawal from, nor has there occurred any other event which would constitute grounds for termination of or the appointment of a trustee to administer any "employee benefit plan" (including any "multi-employer plan") maintained for employees of Borrower or any ERISA Affiliate, all within the meanings ascribed by ERISA.

     Section 4.15 Full Disclosure. No information, exhibit, memorandum, or report (excluding estimated future operating results) furnished by Borrower to Bank in connection with the negotiation of the Facilities contains any material misstatement of fact, or omits to state any fact necessary to make the statements contained therein not materially misleading in light of the circumstances when made, and all estimated future operating results, if furnished, were prepared on the basis of assumptions, data, information, tests or other conditions believed to be valid or accurate or to exist at the time such estimates were prepared and furnished. To Borrower's knowledge, there presently exists no fact or circumstance relative to Borrower or the Target, whether or not disclosed, which is presently anticipated to have a Material Adverse Effect.

     Section 4.16 Contracts of Surety. Except for the endorsements of the Target, Borrower or a Subsidiary of negotiable instruments for deposit or collection in the ordinary course of business, neither the Target, Borrower nor any Subsidiary is a party to any contract of guaranty or surety.

     Section 4.17 Licenses. Borrower and each Subsidiary possesses such franchises, licenses, permits, patents, copyrights, trademarks, and consents of appropriate Governmental Authorities to own its Property (including the assets acquired pursuant to the Classic Merger) and as are necessary to carry on its business, except where the failure to obtain any of the foregoing, singularly or in aggregate, could not have a Material Adverse Effect.

     Section 4.18 Compliance with Law. The Target, Borrower and each Subsidiary is in substantial compliance with all applicable requirements of law and of all Governmental Authorities.

     Section 4.19 Force Majeure. Neither the business nor the properties of Borrower or a Subsidiary are presently affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty that could have a Material Adverse Effect.

     Section 4.20 Margin Stock. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Facilities will be used, either directly or indirectly, for the purpose, whether immediate, incidental or remote, of purchasing or carrying any margin stock or of extending credit to others for the purpose of purchasing or carrying any margin stock, and Borrower shall furnish to Bank, upon its request, a statement in conformity with the requirements of Federal Reserve Board Form U-1 referred to in Regulation U. Further, no part of the proceeds of the Facilities will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulations T, U or X of the Board of Governors.

     Section 4.21 Approvals. No authorization, consent, approval or any form of exemption of any Governmental Authority is required in connection with the execution and delivery by Borrower of the Loan Documents, the Acquisition
Documents or the Classic Merger, the borrowings and performance by Borrower thereunder or the issuance of the Notes.

     Section 4.22 Insolvency. Borrower and each Subsidiary is not "insolvent" within the meaning of that term as defined in the Federal Bankruptcy Code and is able to pay its debts as they mature.

     Section 4.23 Regulation. Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or an "affiliate of a holding company" or a "subsidiary of a holding company" within the meanings of the Public Utility Holding Company Act of 1935, as amended.

     Section 4.24 Environmental Matters. The Target, Borrower and its Subsidiaries are in compliance with all Environmental Laws, non-compliance with which, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither the Target, Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

     Section 4.25 Conditions Precedent.  Each item furnished to Bank pursuant to
Section 6.1 hereof is a true and correct copy thereof, has not been modified or amended and is in full force and effect on the date hereof.

     Section  4.26  Acquisition.  To  the  best  knowledge  and  information  of
Borrower: (a) no material adverse change in the business, operations, financial condition, Properties, or prospects of the Target has occurred since March 31, 2004, (b) the Target is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and (c) the Target has good and marketable title to, or a leasehold interest in, all material items of real and personal Property reflected in the Target's Financial Statements, except for assets disposed of in the ordinary course of the Target's business, free and clear of all Liens, except Permitted Encumbrances.

     Section 4.27 General. All statements contained in any certificate or financial statement delivered by or on behalf of Borrower to Bank under any Loan Document shall constitute representations and warranties made by Borrower hereunder.

ARTICLE 5. COVENANTS

     Section 5.1 Negative Covenants. Until the Obligations shall have been fully and finally paid and performed, and so long as any commitment of Bank is outstanding, without the prior written consent of Bank, Borrower shall not:

          (a) Dispose of Property. Sell, transfer, lease or otherwise dispose of its Properties, or discount, with or without recourse, any of its Accounts, except for sales from Inventory in the ordinary course of business and except as otherwise provided in the Security Agreement.

          (b) Further Encumber. Except for Permitted Encumbrances, create or suffer to exist any Lien upon any of its Properties, whether now owned or hereafter acquired.

          (c) Merge, Etc. Other than the Acquisition pursuant to the Acquisition Documents and the Classic Merger, enter into any consolidation or merger with, or acquisition of, any Person or any substantial portion of its assets.

          (d) Purchase Stock. Purchase, redeem, retire or otherwise acquire any outstanding shares of its capital stock.

          (e) Sell and Leaseback. Enter into any Sale and Leaseback Transaction.

          (f) Borrowings. Create, incur, assume or suffer to exist any Indebtedness, except (i) trade accounts and normal business accruals payable in the ordinary course of business, (ii) Indebtedness to Bank,
     (iii) Subordinated Debt, and (iv) Indebtedness not exceeding Fifty Thousand Dollars ($50,000) outstanding at any time secured by purchase money security interests.

          (g) Investment. Make any Investment, except (i) advances to trade debtors in the ordinary course of business, (ii) Qualified Investments; or make any disbursement to any Person except in the ordinary course of business.

          (h) Guarantees. Assume, guarantee or otherwise become liable as a guarantor or surety for the obligations of any Person, except (i) the endorsements by Borrower of negotiable instruments for deposit or collection in the ordinary course of business, and (ii) those in favor of Bank.

          (i) Change Name or Place of Business. Change its name or principal place of business, except for the contemplated name change in connection with the Classic Merger and except on not less than thirty (30) days prior written notice to Bank.

          (j) Special Corporate Transactions. Engage in any transaction with any Person other than in the ordinary course of business, except pursuant to the Acquisition, transactions ancillary to the Acquisition approved by Bank and the Classic Merger.

          (k) Accounting Policies. Change its fiscal year or any of its significant accounting policies, except to the extent necessary to comply with GAAP.

          (l) Change of Business. Make any material change in the nature of its business as carried on as of the date of this Agreement.

          (m) Benefit Plans. Permit any condition to exist in connection with any employee benefit plan which might constitute grounds for the PBGC to institute proceedings to have the employee benefit plan terminated or a trustee appointed to administer the employee benefit plan; or engage in, or permit to exist or occur any other condition, event or transaction with respect to any employee benefit plan which could result in Borrower incurring any material liability, fine or penalty.

          (n) Adversity. Permit any event to occur or condition to exist which has a Material Adverse Effect.

          (o) Dividends. Declare or pay any dividend or make any distribution on account of ownership in Borrower, in cash or other Property, if (i) there exists any outstanding balance under the Facility 3 Loan, or (ii) there exists a Default or Unmatured Default or if a Default or Unmatured Default would be occasioned thereby.

          (p) Transactions with Shareholders and Affiliates. Directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder or holders of any of the equity interests of Borrower, or with any Affiliate of Borrower which is not its Subsidiary, on terms that are less favorable to Borrower or any of its Subsidiaries, as applicable, than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate.

          (q) Taxes. Pay any amount to the Parent Guarantor for amounts owed in connection with income tax liability exceeding Borrower's pro rata share of such liability as determined on a separate return basis.

          (r) Management Fees. Pay management fees to the Parent Guarantor or any Affiliate exceeding Fifty Thousand Dollars ($50,000) in the aggregate in any fiscal year or at any time there exists a Default or Unmatured Default, which management fees shall be subordinated to the Obligations.

          (s) Prepayments. Prepay any Indebtedness prior to its stated maturity date other than the Obligations.

     Section 5.2 Affirmative Covenants. Until the Obligations shall have been fully and finally paid and performed, and so long as any commitment of Bank is outstanding, unless expressly waived in writing by Bank, Borrower shall:

     (a) Financial Reporting. Furnish or caused to be furnished to Bank:

               (i) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year, financial statements of Borrower certified after audit by independent certified public accountants acceptable to Bank, including a balance sheet, statement of income and retained earnings and a statement of cash flows, with accompanying notes to financial statements, all prepared in accordance with GAAP on a basis consistent with prior years unless specifically noted thereon, accompanied by the unqualified opinion of such accountants, and further accompanied by the certificate of the chief financial officer of Borrower that there exists no Default or Unmatured Default under the Loan Documents, or if any Default or Unmatured Default exists, stating the nature and status thereof;

               (ii) as soon as  possible,  but in any event  within  twenty-five
          (25) days after the end of each calendar month, similar financial statements of Borrower as of the end of such calendar month and the results of its operations for the portion of the fiscal year then elapsed, prepared and signed by the chief financial officer of Borrower, all prepared in accordance with GAAP on a basis consistent with prior periods, unless specifically otherwise noted thereon, and accompanied by the certificate of the chief financial officer of Borrower that there exists no Default or Unmatured Default under the Loan Documents or if any Default or Unmatured Default exists, stating the nature and status thereof;

               (iii) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year, financial statements of the Parent Guarantor certified after audit by independent certified public accountants acceptable to Bank, including a balance sheet, statement of income and retained earnings and a statement of cash flows, with accompanying notes to financial statements, all prepared in accordance with GAAP on a basis consistent with prior years unless specifically noted thereon, accompanied by the unqualified opinion of such accountants;

               (iv) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each calendar year, the personal financial statements of the Individual Guarantor, all in form and substance acceptable to Bank, and within ten (10) days of filing thereof, copies of the tax returns of the Individual Guarantor;

               (v) within two (2) days of the end of each calendar week and as needed to support requested or outstanding Advances under the Facility 1 Line of Credit, a Borrowing Base Certificate, in the form approved by Bank, executed by the chief financial officer of Borrower, evidencing the Borrowing Base as of the date submitted, showing the calculation thereof, the outstanding principal amount of the Facilities and such other information as Bank may reasonably request;

               (vi) as soon as  possible,  but in any event  within  twenty-five
          (25) days after the each of each calendar month, a certificate setting forth, as of the end of such immediately preceding calendar month, an accounts receivable aging statement, an accounts payable aging statement, an Inventory report, and a report of the contingent inventory repurchase liabilities owed by Borrower to dealer floor plan lenders;

               (vii) as soon as possible, but in any event within five (5) days after Borrower becomes aware thereof, a written statement signed by the chief executive or chief financial officer of Borrower as to the occurrence of any Default or Unmatured Default stating the specific nature thereof, Borrower's intended action to cure the same and the time period in which such cure is to occur;

               (viii) as soon as possible, but in any event within thirty (30) days after the commencement thereof, a written statement describing any litigation instituted by or against Borrower or any Affiliate which, if adversely determined, may have a Material Adverse Effect;

               (ix) within twenty-five (25) days after the end of each calendar month, a Compliance Certificate, in form and substance acceptable to Bank, showing Borrower's compliance with the financial covenants set forth in Section 5.3 hereof;

               (x) as soon as possible, but in any event within ten (10) days after Borrower becomes aware thereof, a written statement describing any reportable event or prohibited transaction which has occurred with respect to any employee benefit plan and the action which Borrower proposes to take with respect thereto;

               (xi) promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly, or other regular reports which Borrower files with any securities commission or other Governmental Authority;

               (xii) as soon as practicable, but any event within five (5) days after receipt by Borrower, a copy of any notice, compliant, Lien, inquiry or claim (i) to the effect that Borrower is or may be liable to any Person as a result of the release by Borrower, or any other Person of any Hazardous Substance into the environment, or (ii) alleging any violation of any Environmental Law by Borrower, which, in either case, could reasonably be expect to have a Material Adverse Effect;

               (xiii) as soon as available, by November 30 of each fiscal year of Borrower, a copy of the financial projections (including a projected balance sheet, income statement and funds flow statement) of Borrower for the next fiscal year, in form reasonably satisfactory to Bank;

               (xiv) such other information as Bank may from time to time reasonably request.

          (b) Good Standing. Maintain, and cause each Subsidiary to maintain, its legal existence and right to do business in its state of organization and in such other states wherein non-qualification could have a Material Adverse Effect.

          (c) Taxes, Etc. Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments, judgments, orders, and governmental charges or levies imposed upon it or on its income or profits or upon its property prior to the date on which penalties attach thereto and all lawful claims which, if unpaid, may become a Lien or charge upon the Property of Borrower or such Subsidiary, provided that Borrower or a Subsidiary shall not be required to pay any tax, assessment, charge, judgment, order, levy or claim, if such payment is being contested diligently, in good faith, and by appropriate proceedings which will prevent foreclosure or levy upon its Property and adequate reserves against such liability have been established.

          (d) Maintain Properties. Maintain, and cause each Subsidiary to maintain, all Properties and assets used by, or useful to, it in the ordinary course of its business in good working order and condition and suitable for the purpose for which it is intended, and from time to time, make any necessary repairs and replacements.

          (e) Insurance. Maintain, and cause each Subsidiary to maintain, in full force and effect public liability insurance, business interruption insurance, worker's compensation insurance and casualty insurance policies with coverages and with such companies as are reasonably acceptable to Bank. Each such policy providing liability coverage shall be endorsed to reflect Bank as an additional insured, and each such policy covering Properties of Borrower or a Subsidiary pledged as collateral to Bank shall have a lender's loss payable clause in favor of Bank, and a copy of each policy, accompanied by a certificate of coverage issued by the insurance carrier, shall be delivered to Bank. Such policy shall stipulate that the insurance cannot be canceled or materially modified without thirty (30) days' prior written notice to Bank and shall insure Bank notwithstanding the act or neglect of Borrower or a Subsidiary.

          (f) Books and Records. Keep proper books of account in which full, true and correct entries will be made of all dealings and transactions of and in relation to the business and affairs of Borrower, and, at all reasonable times, and as often as Bank may request, permit authorized representatives of Bank to (i) have access to the premises and Properties of Borrower and its Subsidiaries and to the records relating to the operations of Borrower and its Subsidiaries; (ii) make copies of or excerpts from such records; (iii) discuss the affairs, finances and accounts of Borrower with and be advised as to the same by the chief executive and financial officers of Borrower; and (iv) audit and inspect such books, records, accounts, memoranda and correspondence at all reasonable times, to make such abstracts and copies thereof as Bank may deem necessary, and to furnish copies of all such information to any proposed purchaser of or participant in the Facilities.

          (g) Reports. File, and cause each Subsidiary to file, as appropriate, on a timely basis, annual reports, operating records and any other reports or filings required to be made with any Governmental Authority.

          (h) Licenses. Maintain, and cause each Subsidiary to maintain, in full force and effect all operating permits, licenses, franchises, and rights used by it in the ordinary course of business.

          (i) Notice of Material Adverse Change. Give prompt notice in writing to Bank of the occurrence of any development, financial or otherwise, including pending or threatened litigation which might have a Material Adverse Effect.

          (j) Compliance with Law. Comply, and cause each Subsidiary to comply, with all laws, ordinances, rules, regulations and other legal requirements applicable to it, including, without limitation, all Environmental Laws and ERISA.

          (k) Trade Accounts. Pay all trade accounts in accordance with standard industry practices.

          (l) Use of Proceeds. Use the proceeds of the Facilities solely for the purposes herein described.

          (m) Loan Payments. Duly and punctually pay or cause to be paid principal and interest on the Facilities in lawful money of the United States at the time and places and in the manner specified herein according to the stated terms and the true intent and meaning hereof.

          (n) Environmental Matters. (i) Use, operate and maintain all of its Properties in material compliance with all applicable Environmental Laws, keep or acquire all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Substances in material compliance with all applicable Environmental Laws,
     (ii) within ninety (90) days after filing thereof, have dismissed with prejudice any actions or proceedings against Borrower relating to compliance with Environmental Laws which could in the reasonable opinion of Bank have a Material Adverse Effect, and (iii) diligently pursue cure of any material underlying environmental problem which forms the basis of any claim, complaint, notice, Lien, inquiry, proceeding or action referred to in Section 5.2(a)(xii) hereof. If Borrower is notified of any event described in Section 5.2(a)(xii) hereof, Borrower shall, upon the request of Bank, establish appropriate reserves against such potential liabilities and engage a firm or firms of engineers or environmental consultants appropriately qualified to determine as quickly as practical the extent of contamination and the potential financial liability of Borrower with respect thereto, and Bank shall be provided with a copy of any report prepared by such firm or by any Governmental Authority as to such matters as soon as any such report becomes available to Borrower. The selection of any engineers or environmental consultants engaged pursuant to the requirements of this Section shall be subject to the approval of Bank, which approval shall not be unreasonably withheld or delayed.

          (o) Banking Relationship. Establish and maintain its primary banking accounts, including a lockbox and cash collateral account, with Bank.

          (p) Subordinated Debt. At all times, cause the Subordinated Debt to be subordinated to the full, final and irrevocable payment of the Obligations, in form and substance acceptable to Bank.

          (q) Classic Merger. Immediately following the closing of the Acquisition, cause the merger of the Target and Borrower, with the Target as the surviving corporation and in compliance with applicable law, pursuant to which the Target shall become obligated under the Loan Documents and the Target's assets shall become subject to the Security Agreement, free and clear of all Liens except Permitted Encumbrances.

          (r) Cash Collateral Account. Cause its Accounts to be paid directly to Bank pursuant to a cash collateral account to be applied as collected to the Obligations.

     Borrower shall also cause any depository bank to enter into a control and blocked account agreement with Bank and Borrower, in form and substance acceptable to Bank.

     Section 5.3 Financial Covenants. Until the Obligations shall have been fully and finally paid and performed, and so long as any commitment of Bank is outstanding, unless expressly waived in writing by Bank, Borrower shall:

          (a) Leverage  Ratio.  Maintain its Leverage  Ratio at not greater than
     1.90 to 1.00 at all times.

          (b) Fixed Charge Coverage Ratio. Maintain its Fixed Charge Coverage Ratio at not less than 1.15 to 1.00 as of each calendar month end.

          (c) Minimum Liquidity. Maintain its Minimum Liquidity at not less than One Hundred Fifty Thousand Dollars ($150,000) at all times.

ARTICLE 6. CONDITIONS PRECEDENT

     Section 6.1 Conditions to Initial Advance.

     The obligation of Bank to make the initial Advance under the Facilities is subject to satisfaction of each of the following conditions precedent:

          (a) Authorization. Bank shall have received and approved, certified copies of Borrower's and Parent Guarantor's articles of incorporation and by-laws, both as amended, accompanied by a recent certificate of existence issued by the appropriate official of its place of organization and certificates of good standing from those states in which Borrower or Parent Guarantor owns property or maintains an office and a certified copy of resolutions adopted by Borrower's and Guarantor's Board of Directors authorizing the Facilities, the Acquisition and the Classic Merger, as applicable, and specifying the names and capacities of those persons authorized to execute and deliver the Loan Documents.

          (b) Insurance. Borrower shall have furnished to Bank evidence of the insurance required by this Agreement.

          (c) Loan Documents. Each of the Loan Documents, in the form prescribed by Bank, shall have been executed and delivered by Borrower to Bank, and the other loan documents and guaranties required by this Agreement, in the form prescribed by Bank, shall have been executed and delivered by the appropriate parties thereto.

          (d) Incumbency. Bank shall have received Incumbency Certificates, executed by the Secretary of Borrower and Parent Guarantor which shall identify the name and title and bear the signature of the officers of Borrower and Parent Guarantor authorized to sign the Loan Documents, and Bank shall be entitled to rely upon such certificate until informed of any change in writing by Borrower.

          (e) Legal Matters. All legal matters incident to the Loan Documents and the making of Advances shall be reasonably satisfactory to Bank and its counsel.

          (f) UCC Searches. Bank shall have received satisfactory return after search in accordance with the Uniform Commercial Code in such governmental offices as Bank shall have deemed appropriate.

          (g) Opinions of Counsel. Bank shall have received the favorable written opinion(s) of counsel to Borrower and the Guarantors, dated of even date herewith, as to those matters which Bank may reasonably require.

          (h) Fees. Borrower shall have reimbursed Bank for all reasonable legal fees, and other reasonable out-of-pocket expenses of Bank in connection with the Facilities, including, but not limited to, expenses arising from any field examination or appraisal, and Borrower shall have paid the facility fee due and payable pursuant to Section 2.6(a) hereof.

          (i) Regulation U. Bank shall have received such certificates and other documents as it shall have deemed reasonably appropriate as to compliance with Regulations T, U and X of the Board of Governors of the Federal Reserve System.

          (j) Equity Infusion. Bank shall have received satisfactory evidence that Borrower has received not less than One Million Six Hundred Thousand Dollars ($1,600,000) of cash equity.

          (k) Opening Balance Sheet. Bank shall have received an opening balance sheet of Borrower after giving effect to the Acquisition, the initial funding of the Facilities and the Classic Merger, and Bank shall have made such other audits or investigations as to Borrower or the Target as Bank deems appropriate.

          (l) No Default. As of the date hereof, and after giving effect to the initial funding of the Facilities, there shall not exist a Default or Unmatured Default, and Bank shall have received evidence satisfactory to Bank that the transactions contemplated by this Agreement do not create a default under any agreement to which Borrower is a party.

          (m) Consents. All consents necessary for the Acquisition, the Classic Merger and the secured financing transaction and other transactions contemplated by this Agreement pursuant to the Loan Documents shall have been obtained.

          (n) Acquisition Documents. The Acquisition Documents shall have been executed and delivered by all parties thereto in form and substance acceptable to Bank. Borrower shall have received executed copies of the merger documents for the Classic Merger.

          (o) Borrowing Availability. Bank shall have received satisfactory evidence that immediately following the Classic Merger, Borrower shall have excess borrowing availability under the Facility 1 Line of Credit or cash on hand of not less than Two Hundred Thousand Dollars ($200,000).

          (p) Landlord Waivers. Borrower shall have used its best efforts to procure landlord and warehousemen lien waivers, in the form prescribed by Bank, pursuant to which its various landlords and warehousemen shall have waived all liens or other rights of detainer against its assets constituting collateral for the Obligations.

          (q) Equipment Appraisal. Bank shall have received an acceptable appraisal of the Target's equipment.

          (r) Solvency Certificate. Bank shall have received an acceptable Solvency Certificate, duly executed by Borrower.

          (s) Subordination of Management Fees. Bank shall have received a Subordination Agreement, in the form prescribed by Bank, duly executed by the Parent Guarantor with respect to any and all management fees owed by Borrower.

          (t) Escrow Agreement. Bank, Borrower, the sellers of the Target and the Escrow Agent shall have executed and delivered the Escrow Agreement.

          (u) Classic Merger. Bank shall have received certificates of merger from the Michigan and Indiana Secretary of State, evidencing the completion of the Classic Merger.

          (v)  Additional  Documentation.  Bank shall have  received  such other
     documents,   instruments,   financing  statements,  waivers,  certificates,
     reaffirmations, consents and opinions as it may request.

     Section 6.2 Conditions to Subsequent Advances. Prior to each subsequent Advance under the Facility 1 Line of Credit:

          (a) No Default. No Default or Unmatured Default shall have occurred and be continuing.

          (b) Representations and Warranties. Each representation and warranty contained in Article 4 shall be true and correct as of the date of such Advance, except to the extent any such representation or warranty relates solely to an earlier date and except changes reflecting transactions permitted by this Agreement.

          (c) Legal Matters. All legal matters incident to the making of such Advance shall be reasonably satisfactory to Bank and its counsel.

          (d) Expenses. Borrower shall have reimbursed Bank for all reasonable legal fees and other reasonable expenses incurred by Bank in connection with the Facilities in accordance with Section 9.8 hereof.

     Section 6.3 General. Each request for an Advance shall constitute a representation and warranty by Borrower that the applicable conditions contained in this Article 6 have been satisfied.

ARTICLE 7. DEFAULT

     The occurrence of any of the following events shall be deemed a Default hereunder:

          (a) any representation or warranty made by or on behalf of Borrower or any Affiliate to Bank under or in connection with any Loan Document or any subordination agreement shall be false in any material respect as of the date on which made;

          (b) Borrower fails to make any payment of principal of or interest on the Facilities or any fee or other payment Obligation in connection with the Facilities when due;

          (c) the  breach  by  Borrower  of any of the  covenants  contained  in
     Section 5.2(b), Section 5.2(d), Section 5.2(f), Section 5.2(g), Section 5.2(h), Section 5.2(j), Section 5.2(k) or Section 5.1(n) which breach remains uncured for a period of thirty (30) days after written notice to Borrower; or the breach of any other covenant contained in Section 5 hereof;

          (d) the breach by Borrower of any other terms or provisions of the Loan Documents (other than a breach which constitutes a Default under Article 7(a), (b) or (c) above) not cured within thirty (30) days after written notice from Bank to Borrower specifying such breach;

          (e) the failure of Borrower or any Subsidiary or any Guarantor to pay any other material Indebtedness when due or within any applicable grace or cure period (including, without limitation, any Indebtedness to Bank regardless of the amount); or the breach by Borrower or a Subsidiary or a Guarantor of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, which constitutes a default thereunder, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause such Indebtedness to become due prior to its stated maturity, or any Indebtedness shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof;

          (f) Borrower, a Subsidiary or a Guarantor shall (i) have an order for relief entered with respect to it under the Federal Bankruptcy Code, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors,
     (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property, (v) institute any proceeding seeking an order for relief under the Federal Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or (vi) suspend operations as presently conducted or discontinue doing business as an ongoing concern;

          (g) without the application, approval or consent of Borrower, a Subsidiary or a Guarantor, a receiver, trustee, examiner, liquidator or similar official shall be appointed for Borrower, or such Subsidiary or Guarantor or any substantial part of its Property, or a proceeding described in item (f) above shall be instituted against Borrower or a Subsidiary and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of thirty (30) consecutive days;

          (h) any Governmental Authority shall condemn, seize or otherwise appropriate, or take custody or control of all or any substantial portion of the Property of Borrower or any Subsidiary;

          (i) Borrower, any Subsidiary or any Guarantor shall fail within thirty
     (30) days to pay, bond or otherwise discharge any judgment or order for the payment of money which is not stayed on appeal or otherwise appropriately contested in good faith, or any attachment, levy or garnishment is issued against any Property of Borrower, any Subsidiary or any Guarantor;

          (j) if there occurs a Change in Control with respect to Borrower or the Parent Guarantor, or if there occurs a change in the executive management of the Parent Guarantor;

          (k) there occurs a "reportable event" or a "prohibited transaction" under, or any complete or partial withdrawal from, or any other event which would constitute grounds for termination of or the appointment of a trustee to administer, any "plan" maintained by Borrower or any ERISA Affiliate for the benefit of its "employees" (as such terms are defined in ERISA) which will have a Material Adverse Effect;

          (l) any Loan Document shall for any reason fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby (except as permitted by the terms of any Loan Document), or any Loan Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of, or the security interest created under, any Loan Document; or

          (m) any Guaranty shall fail to remain in full force and effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of a Guaranty, or a Guarantor shall fail to comply with any of the provisions of its Guaranty, or a Guarantor shall deny that it has any further liability under its Guaranty, or shall give notice to such effect.

ARTICLE 8. REMEDY

     Section 8.1 Acceleration. If any Default described in Article 7 item (f) or
(g) occurs, the Facilities and the commitment of Bank to make Advances under the Facilities shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of Bank. If any other Default occurs, Bank may terminate its commitments hereunder and declare the Obligations to be due and payable, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which Borrower hereby expressly waives.

     Section 8.2 Remedy. Upon the occurrence of a Default, Bank may immediately proceed to exercise all remedies available to it under the Loan Documents or otherwise under applicable law. No right or remedy conferred upon or reserved to Bank under the Loan Documents is intended to be exclusive of any other available remedy or right, but each and every remedy shall be cumulative and concurrent and shall be in addition to every other remedy now or hereafter existing at law or in equity. No single or partial exercise of any power or right shall preclude any further or other exercise of any power or right.

     Section 8.3 Preservation of Rights. No delay or omission of Bank to exercise any power or right under the Loan Documents shall impair such power or right or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any power or right shall not preclude other or further exercise thereof or the exercise of any other power or right. No Advance hereunder shall constitute a waiver of any of the conditions of Bank's obligation to make further Advances, nor, in the event Borrower is unable to satisfy any such condition, shall a waiver of such condition in any one instance have the effect of precluding Bank from thereafter declaring such inability to be a Default hereunder. No course of dealing shall be binding upon Bank.

ARTICLE 9. GENERAL PROVISIONS

     Section 9.1 Benefit of Agreement. Bank will accept the Notes as evidence of loans made in the ordinary course of its commercial banking business. The terms and provisions of this Agreement, the Notes and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Bank and their respective successors and assigns of their entire interests, except that Borrower shall not have the right to assign this Agreement.

     Section 9.2 Survival of Representations. All representations, warranties and agreements of Borrower contained in the Loan Documents shall survive delivery of the Notes and the making of the Facilities.

     Section 9.3 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, Bank shall not be obligated to extend credit to Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

     Section 9.4 Conflict. This Agreement and the other Loan Documents shall be interpreted, wherever possible, in a manner consistent with one another, but in the event of any irreconcilable inconsistency, this Agreement shall control.

     Section 9.5 Choice of Law. The Loan Documents (other than those containing a contrary express choice of law provision) and the rights and obligations of the parties thereunder and hereunder shall be governed by, and construed and interpreted in accordance with the laws of the State of Indiana (but giving effect to federal laws applicable to national banks), notwithstanding the fact that Indiana conflict of law rules might otherwise require the substantive rules of law of another jurisdiction to apply. Borrower hereby consents to the jurisdiction of any state or federal court located within Marion County, Indiana. All service of process may be made by messenger, certified mail, return receipt requested or by registered mail directed to Borrower at the address indicated aside its signature to this Agreement, and Borrower otherwise waives personal service of any and all process made upon Borrower. Borrower waives any objection which Borrower may have to any proceeding commenced in a federal or state court located within Marion County, Indiana, based upon improper venue or forum non conveniens. Nothing contained in this Section shall affect the right of Bank to serve legal process in any other manner permitted by law or to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction.

     Section 9.6 Headings. Section headings in the Loan Documents are for convenience of reference only and shall not govern the interpretation of any of the provisions of the Loan Documents.

     Section 9.7 Entire Agreement. The Loan Documents embody the entire agreement and understanding between Borrower and Bank and supersede all prior agreements and understandings between Borrower and Bank relating to the subject matter thereof.

     Section 9.8 Expenses. Borrower shall reimburse Bank for any and all reasonable costs, charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for Bank), paid or incurred by Bank in connection with the preparation, review, execution, delivery, amendment, modification, administration, collection and enforcement of the Facilities and/or the Loan Documents and in connection with the conduct by Bank's internal auditors of periodic field and servicing audits of Borrower; provided that Borrower shall not be obligated to reimburse Bank for more than three (3) field audits in any calendar year if there then exists no Default or Unmatured Default. Bank may pay or deduct from the loan proceeds any of such expenses, and any proceeds so applied shall be deemed to be Advances under this Agreement evidenced by the Facility 1 Credit Note and secured by the Loan Documents, and shall bear interest at the rate of interest provided in the Facility 1 Credit Note.

     Section 9.9 Indemnification. Borrower agrees to indemnify Bank, and its successors and assigns (including any purchaser of a participation in the Facilities), and their directors, officers and employees, against all losses, claims, costs, damages, liabilities and expenses, including, without limitation, all expenses of litigation or preparation therefor (a "Loss"), which they may pay or incur in connection with or arising out of the direct or indirect application of the proceeds of the Facilities hereunder. The indemnity set forth herein shall be in addition to any other Obligations of Borrower to Bank hereunder or at common law or otherwise, and shall survive any termination of this Agreement, the expiration of the obligation of Bank to make the Facilities and the payment of all Obligations.

     Section 9.10 Confidentiality. Bank agrees to treat all information received by it in connection with the Loan Documents (except such information which is generally available or has been made available to the public) as confidential, provided, however, that nothing in this Section 9.10 shall prohibit Bank from, or subject Bank to liability for, disclosing any such information to any Governmental Authority to whose jurisdiction Bank is subject, and provided further that Bank may provide such information to proposed purchasers of or participants in the Facilities from time to time.

     Section 9.11 Giving Notice. Any notice required or permitted to be given under this Agreement may be, and shall be deemed effective if made in writing and delivered to the recipient's address, telex number or facsimile number addressed to Borrower or Bank at the addresses indicated aside their signatures to this Agreement by any of the following means: (a) hand delivery, (b) United States first class mail, postage prepaid, (c) registered or certified mail, postage prepaid, with return receipt requested, (d) by a reputable rapid delivery service, or (e) by telegraph or telex when delivered to the appropriate office for transmission, charges prepaid, with request for assurance of receipt in a manner typical with respect to communication of that type. Notice made in accordance with this Section shall be deemed given upon receipt if delivered by hand or wire transmission, three (3) Banking Days after mailing if mailed by first class, registered or certified mail, or one (1) Banking Day after deposit with an overnight courier service if delivered by overnight courier. Borrower and Bank may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

     Section 9.12 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by Borrower and Bank.

     Section 9.13 Incorporation by Reference. All Exhibits hereto are incorporated herein by this reference. Each of the other Loan Documents shall be made subject to all of the terms, covenants, conditions, obligations, stipulations and agreements contained in this Agreement to the same extent and effect as if fully set forth therein, and this Agreement is made subject to all of the terms, covenants, conditions, obligations, stipulations and agreements contained in the other Loan Documents to the same extent and effect as if fully set forth therein. The provisions of this Agreement, including, without limitation, provisions relating to maintenance of insurance, are in addition to, and not a limitation upon, the requirements of any other Loan Document or any subordination agreement.

     Section 9.14 Time of Essence. Time is of the essence under the Loan Documents.

     Section 9.15 No Joint Venture. Notwithstanding anything to the contrary herein contained or implied, Bank, by this Agreement, or by any action pursuant hereto, shall not be deemed to be a partner of, or a joint venturer with, Borrower, and Borrower hereby indemnifies and agrees to defend and hold Bank harmless, including the payment of reasonable attorneys' fees, from any Loss resulting from any judicial construction of the parties' relationship as such.

     Section 9.16 Relationship of Parties; Release of Consequential Damages. The relationship between Borrower and Bank shall be solely that of borrower and lender. Bank shall not have any fiduciary responsibilities to Borrower. Bank undertakes no responsibility to Borrower to review or inform Borrower of any matter in connection with any phase of Borrower's business or operations. Bank shall not have any liability with respect to, and Borrower hereby waives, releases and agrees not to sue for, any special or consequential damages suffered by it in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

     Section 9.17 Severability. In the event any provision of this Agreement or any of the Loan Documents shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not affect the validity, enforceability or legality of the remaining provisions hereof or thereof, all of which shall continue unaffected and unimpaired thereby.

     Section 9.18 Gender. As used herein, the masculine gender shall be deemed to include the feminine and the neuter and the singular number shall also include the plural.

     Section 9.19 Waiver and Amendment. Borrower and Bank may enter into agreements supplemental hereto for the purpose of adding or modifying provisions of this Agreement or changing the respective rights, powers, privileges, duties, liabilities, covenants or obligations of Bank or Borrower or waiving any Default hereunder, provided, however, that no such agreements supplemental shall be binding unless in writing and duly signed by the parties hereto, and then only to the extent specifically set forth therein.

     Section 9.20 Additional Amounts Payable. If any change or the enactment, adoption or judicial or administrative interpretation of any law, regulation, treaty, guideline or directive (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) either (a) subjects Bank to any additional tax, duty, charge, deduction or withholding with respect to any of the credit facilities provided by Bank hereunder (other than a tax measured by the net or gross income of Bank), or (b) imposes or increases any reserve, special deposit or similar requirement on account of any of the credit facilities provided by Bank hereunder not otherwise provided in this Agreement or (c) imposes increased minimum capital requirements on Bank on account of its issuing or maintaining any of the credit facilities provided by Bank hereunder; and if any of the foregoing (i) results in an increase to Bank in the cost of issuing or maintaining any of the credit facilities provided by Bank hereunder, or making any payment on account of any of the credit facilities provided by Bank hereunder, (ii) reduces the amount of any payment receivable by Bank under this Agreement with respect to any of the credit facilities provided by Bank hereunder, (iii) requires Bank to make any payment calculated by reference to the gross amount of any sum received or paid by Bank pursuant to any of the credit facilities provided by Bank hereunder, or (iv) reduces the rate of return on Bank's capital to a level below that which Bank could otherwise have achieved (taking into consideration Bank's policies with respect to Capital Adequacy), then Borrower shall pay to Bank, as additional compensation for the credit facilities provided by Bank hereunder, such amounts as will compensate Bank for such increased cost, payment or reduction. Within twenty (20) days after (A) the initial demand therefor and (B) presentation by Bank of a certificate to Borrower containing a statement of the cause of such increased cost, payment or reduction and a calculation of the amount thereof (which statement and calculation shall be presumed prima facie to be correct), Borrower shall pay the additional amount payable measured from the date such change, enactment, adoption or interpretation first affects Bank.

     Section 9.21 Bank Not in Control. None of the covenants or other provisions contained in the Loan Documents shall, or shall be deemed to, give Bank the right or power to exercise control over the affairs and/or management of Borrower, the power of Bank being limited to the right to exercise the remedies provided in the Loan Documents, provided, however, that if Bank becomes the owner of any stock or other equity interest in any Person, whether through foreclosure or otherwise, Bank shall be entitled (subject to requirements of law) to exercise such legal rights as it may have by virtue of being the owner of such stock or other equity interest in such Person.

SECTION 9.22 WAIVER OF JURY TRIAL.

     BANK AND BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OF THEM. NEITHER BANK NOR BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER BANK OR BORROWER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.



                      [THIS SPACE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Borrower and Bank have caused this Agreement to be executed by their respective officers duly authorized as of the date first above written.



                                            "BORROWER"



                                            CLASSIC MANUFACTURING
                                            ACQUISITION CORP.

                                            By:
                                               ---------------------------------
                                                  Timothy S. Durham, President

Address:
21900 W. U.S. 12
Sturgis, MI  49091
Attention:  President
Facsimile:____________


                                            "BANK"



                                            NATIONAL CITY BANK OF INDIANA


                                            By:
                                               ---------------------------------

                                            Its:
                                                --------------------------------

Address:
One National City Center, Suite 200E
Indianapolis, Indiana  46255
Attention:   Doug Allen
Facsimile:  267-6249

                                   SCHEDULE 1


                             Permitted Encumbrances



                                      None

                                  SCHEDULE 4.7



                                  Subsidiaries



     Prior to the Classic Merger, Classic Manufacturing, Inc. is a wholly-owned Subsidiary of Classic Manufacturing Acquisition Corp.

                                  SCHEDULE 4.10



                                  Indebtedness



                                      None

                                  SCHEDULE 4.13



                    Material Pending or Threatened Litigation



                                      None

                                   EXHIBIT A

                             FACILITY 1 CREDIT NOTE

$1,000,000.00                                              Dated: April 28, 2004
                                                           Indianapolis, Indiana

     FOR VALUE RECEIVED, CLASSIC MANUFACTURING ACQUISITION CORP., an Indiana corporation (the "Borrower"), hereby promises to pay to the order of NATIONAL CITY BANK OF INDIANA ("Bank"), or its assigns, at its principal office at Indianapolis, Indiana, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Dollars ($1,000,000), or so much thereof as may be advanced and outstanding from time to time, together with interest on the unpaid principal balance existing from time to time at the per annum rates and on the dates set forth in the Agreement (hereinafter defined). The entire unpaid balance of principal, and all accrued and unpaid interest thereon, shall be due and payable on the Facility 1 Maturity Date, and Borrower shall make such mandatory principal payments as are required to be made under the terms of Section 2.3(a) of the Agreement.

     If any installment of principal or interest under this Note is payable on a day other than a Banking Day, the maturity of such interest shall be extended to the next succeeding Banking Day, and interest shall be payable during such extension of maturity.

     Bank shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of each advance and each principal payment hereunder.

     Subject to the terms of the Agreement (hereinafter defined), Borrower may borrow, prepay, reborrow and repay the principal amount of this Note at any time and from time to time.

     This Note is issued pursuant to, is entitled to the benefit of, and is subject to the provisions of that certain Credit Agreement between Borrower and Bank dated of even date herewith (as the same may be amended from time to time, the "Agreement"). Advances under this Note shall be made in accordance with the Agreement. The Agreement, among other things, contains a description of the collateral securing this Note, the definitions of the proper nouns used herein and provisions for acceleration of the maturity hereof upon the happening of certain stated events.

     If Borrower fails to make the payment of any installment of principal or interest, as provided in the Agreement, when due, or upon the occurrence of any other Default, then in any of such events, or at any time thereafter prior to such Default being cured, the entire principal balance of this Note, and all accrued and unpaid interest thereon, irrespective of the maturity date specified herein, together with reasonable attorneys' fees and other costs incurred in collecting or enforcing payment or performance hereof and with interest from the date of Default on the unpaid principal balance hereof at the Default Rate, shall, at the election of the holder hereof (except as otherwise provided for automatic acceleration on the occurrence of certain Defaults specified in the Agreement), and without relief from valuation and appraisement laws, become immediately due and payable.

     Borrower and all endorsers, guarantors, sureties, accommodation parties hereof and all other parties liable or to become liable for all or any part of this indebtedness, severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest and expressly agree that this Note and any payment coming due under it may be extended or otherwise modified from time to time without in any way affecting their liability hereunder.

     This Note shall be construed according to and governed by the laws of the State of Indiana. Notice of acceptance of this Note is hereby waived by Borrower.

     BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTE OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTIONS OF BORROWER OR BANK. BORROWER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY BORROWER AND BANK.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first hereinabove written.


                                         CLASSIC MANUFACTURING ACQUISITION CORP.


                                         By:
                                            ------------------------------------
                                            Timothy S. Durham, President

                                   EXHIBIT B


                                 FACILITY 2 NOTE


$105,000.00                                               Dated:  April 28, 2004
                                                           Indianapolis, Indiana


     FOR VALUE RECEIVED, the undersigned CLASSIC MANUFACTURING ACQUISITION CORP., an Indiana corporation (the "Borrower"), hereby promises to pay to the order of NATIONAL CITY BANK OF INDIANA ("Bank"), or its assigns, at its principal office at Indianapolis, Indiana, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of One Hundred Five Thousand Dollars ($105,000), together with interest on the unpaid principal balance existing from time to time at the per annum rates and on the dates set forth in the Agreement (hereinafter defined). The entire unpaid balance of principal under this Note, and all accrued and unpaid interest thereon, shall be due and payable on May 1, 2009, and Borrower shall make such mandatory principal payments as are required to be made under the terms of Section 2.3(b) of the Agreement.

     Bank shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of each principal payment hereunder.

     This Note is issued pursuant to, is entitled to the benefit of, and is subject to the provisions of that certain Credit Agreement between the Borrower and Bank dated as of even date herewith (as the same may be amended from time to time, the "Agreement"). The Agreement, among other things, contains a description of the collateral securing this Note, the definitions of the proper nouns used herein and provisions for acceleration upon the happening of certain stated events.

     If Borrower fails to make the payment of any installment of principal or interest, as provided in the Agreement, when due, or upon the occurrence of any other Default, then in any of such events, or at any time thereafter, the entire principal balance of this Note, and all accrued and unpaid interest thereon, irrespective of the maturity date specified herein, together with reasonable attorneys' fees and other costs incurred in collecting or enforcing payment or performance hereof and with interest from the date of Default on the unpaid principal balance hereof at the Default Rate, shall, at the election of the holder hereof (except as otherwise provided for automatic acceleration on the occurrence of certain Defaults specified in the Agreement), and without relief from valuation and appraisement laws, become immediately due and payable.

     Borrower and all endorsers, guarantors, sureties, accommodation parties hereof and all other parties liable or to become liable for all or any part of this indebtedness, severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest and expressly agree that this Note and any payment coming due under it may be extended or otherwise modified from time to time without in any way affecting their liability hereunder.

     Notice of acceptance of this Note is hereby waived. This Note shall be construed according to and governed by the laws of the State of Indiana.

     BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTE OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTIONS OF BORROWER OR BANK. BORROWER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY BORROWER AND BANK.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first hereinabove written.


                                         CLASSIC MANUFACTURING ACQUISITION CORP.


                                         By:
                                            ------------------------------------
                                            Timothy S. Durham, President

                                   EXHIBIT C



                                 FACILITY 3 NOTE


$829,000.00                                               Dated:  April 28, 2004
                                                           Indianapolis, Indiana


     FOR VALUE RECEIVED, the undersigned CLASSIC MANUFACTURING ACQUISITION CORP., an Indiana corporation (the "Borrower"), hereby promises to pay to the order of NATIONAL CITY BANK OF INDIANA ("Bank"), or its assigns, at its principal office at Indianapolis, Indiana, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Eight Hundred Twenty-Nine Thousand Dollars ($829,000), together with interest on the unpaid principal balance existing from time to time at the per annum rates and on the dates set forth in the Agreement (hereinafter defined). The entire unpaid balance of principal under this Note, and all accrued and unpaid interest thereon, shall be due and payable on May 1, 2007, and Borrower shall make such mandatory principal payments as are required to be made under the terms of
Section 2.3(c) of the Agreement.

     Bank shall, and is hereby authorized to, record in accordance with its usual practice, the date and amount of each principal payment hereunder.

     This Note is issued pursuant to, is entitled to the benefit of, and is subject to the provisions of that certain Credit Agreement between the Borrower and Bank dated as of even date herewith (as the same may be amended from time to time, the "Agreement"). The Agreement, among other things, contains a description of the collateral securing this Note, the definitions of the proper nouns used herein and provisions for acceleration upon the happening of certain stated events.

     If Borrower fails to make the payment of any installment of principal or interest, as provided in the Agreement, when due, or upon the occurrence of any other Default, then in any of such events, or at any time thereafter, the entire principal balance of this Note, and all accrued and unpaid interest thereon, irrespective of the maturity date specified herein, together with reasonable attorneys' fees and other costs incurred in collecting or enforcing payment or performance hereof and with interest from the date of Default on the unpaid principal balance hereof at the Default Rate, shall, at the election of the holder hereof (except as otherwise provided for automatic acceleration on the occurrence of certain Defaults specified in the Agreement), and without relief from valuation and appraisement laws, become immediately due and payable.

     Borrower and all endorsers, guarantors, sureties, accommodation parties hereof and all other parties liable or to become liable for all or any part of this indebtedness, severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest and expressly agree that this Note and any payment coming due under it may be extended or otherwise modified from time to time without in any way affecting their liability hereunder.

     Notice of acceptance of this Note is hereby waived. This Note shall be construed according to and governed by the laws of the State of Indiana.

     BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS NOTE OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTIONS OF BORROWER OR BANK. BORROWER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY BORROWER AND BANK.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first hereinabove written.


                                         CLASSIC MANUFACTURING ACQUISITION CORP.


                                         By:
                                            ------------------------------------
                                            Timothy S. Durham, President

                                   EXHIBIT D



                           GENERAL SECURITY AGREEMENT

     THIS GENERAL SECURITY AGREEMENT ("Security Agreement") is made as of the 28th day of April, 2004, by CLASSIC MANUFACTURING ACQUISITION CORP., an Indiana corporation having its chief executive offices at 21900 W. U.S. 12, Sturgis, MI 49091 (Taxpayer I.D. No. ____________) (the "Borrower"), in favor of NATIONAL CITY BANK OF INDIANA, having a notice address of One National City Center, Suite 200E, Indianapolis, Indiana 46255 (the "Bank").

ARTICLE 1. DEFINITIONS

Section 1.1 Defined Terms. As used herein:

     "Accounts", "Inventory", "Equipment", "Fixtures", "General Intangibles", "Chattel Paper", "Documents", "Goods", "Deposit Accounts", "Instruments", "Investment Property" and "Proceeds" shall mean all of Borrower's such property within the meanings ascribed in the Indiana Uniform Commercial Code, as in effect from time to time.

     "Account Debtor" shall have the meaning ascribed in the Indiana Uniform Commercial Code, as in effect from time to time.

     "Collateral" shall mean all of the Borrower's property or rights in which a security interest is granted hereunder.

     "Collateral Account" shall mean the Deposit Account more fully described in
Section 4.5.

     "Control" shall have the meaning ascribed in the Indiana Uniform Commercial Code, as in effect from time to time.

     "Credit Agreement" shall mean the Credit Agreement executed between the Borrower and the Bank of even date, as amended from time to time.

     "Intellectual Property" shall mean all intellectual property of the Borrower, including, without limitation, (a) all patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (b) all trademarks, service marks, trade dress, trade names, and corporate names and all the goodwill and quality control standards associated therewith; (c) all registered and unregistered statutory and common law copyrights; (d) all registrations, applications and renewals for any of the foregoing; (e) all trade secrets, confidential information, ideas, formulae, compositions, knowhow, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, improvements, proposals, technical and computer data, financial, business and marketing plans, and customer and supplier lists and related information; (f) all other proprietary rights (including, without limitation, all computer software and documentation and all license agreements and sublicense agreements to and from third parties relating to any of the foregoing); (g) all copies and tangible embodiments of the foregoing in whatever form or medium; (h) all damages and payments for past, present and future infringements of the foregoing; (i) all royalties and income due with respect to the foregoing; and (j) the right to sue and recover for past, present and future infringements of the foregoing.

     "Liabilities" shall mean (a) all Obligations including all future advances;
(b) all other time to time obligations of the Borrower to the Bank of every type and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and whether or not contemplated by the Borrower or the Bank as of the date of this Security Agreement, including, without limitation, any modification, extension, or addition to or of the Obligations or the Credit Agreement and any overlying advances, out of formula advances and overdrafts made or permitted in connection with the Obligations or other Liabilities; and (c) any duty of the Borrower to act or to refrain from acting in connection with any Liability.

     "Obligations" shall have the meaning ascribed in the Credit Agreement.

     "Schedule of Accounts" shall have the meaning ascribed in Section 4.3.

     "Stock Rights" means any securities, dividends or other distributions and any other right or property which the Borrower shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which the Borrower now has or hereafter acquires any right, issued by an issuer of such securities.

     Section  1.2   Incorporation   of  Credit  Agreement   Definitions.   Other
capitalized terms used herein and not specifically herein defined shall have the meanings ascribed to them in the Credit Agreement.

     Section 1.3 Terms Defined in the Indiana Uniform Commercial Code. Terms defined in the Indiana Uniform Commercial Code which are not otherwise defined in this Security Agreement are used herein as defined in the Indiana Uniform Commercial Code, as in effect from time to time.

ARTICLE 2. SECURITY INTEREST IN COLLATERAL

     As security for the payment and performance of the Liabilities, the Bank shall have, and the Borrower does hereby grant to the Bank, a continuing security interest in the following Collateral:

          (a) All Accounts, Deposit Accounts, General Intangibles, Documents, Instruments, Investment Property, Chattel Paper and any other similar rights of the Borrower however created or evidenced, whether now existing or hereafter owned, acquired, created, used, or arising, specifically including, without limitation, claims, leases, agreements, license agreements, licensing fees, royalties, policies, credit insurance, guaranties, letters of credit, advices of credit, binders or certificates of insurance, deposits, documents of title, securities, security interests, licenses, goodwill, tax refunds (federal, state or local), customer lists, franchises, franchise rights, drawings, designs, marketing rights, computer programs, artwork, databases and other like business property rights, all applications to acquire such rights, for which application may at any time be made by the Borrower, together with any and all books and records pertaining thereto and any right, title or interest in any Inventory which gave rise to an Account, and all Intellectual Property throughout the world;

          (b) All Inventory, whether now existing or hereafter acquired and wherever located, specifically including, without limitation, all merchandise, personal property, raw materials, work in process, finished Goods, materials and supplies of every nature usable or useful in connection with the manufacturing, packing, shipping, advertising, selling, leasing or furnishing of any of such Inventory and all materials of the Borrower used or consumed or to be used or consumed in the Borrower's business, together with any and all books and records pertaining thereto;

          (c) All Equipment, Fixtures, Goods and all other tangible personal property of the Borrower of every kind or nature, whether now owned or hereafter acquired, wherever located, specifically including, without limitation, all machinery, trucks, boats, barges, on and off the road vehicles, forklifts, tools, dies, jigs, presses, appliances, implements, improvements, accessories, attachments, parts, components, partitions, systems, carpeting, draperies and apparatus;

          (d) All products and Proceeds of each of the foregoing, specifically including, without limitation, (i) any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower from time to time,
     (ii) any and all payments of any form whatsoever made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing by any Governmental Authority or any Person acting under color of Governmental Authority, (iii) to the extent of the value of Collateral, claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Collateral,
     (iv) any Stock Rights, and (v) any and all other amounts from time to time paid or payable under or in connection with any of the foregoing, whether or not in lieu thereof;

          (e) All renewals, extensions, replacements, modifications, additions, improvements, accretions, accessions, betterments, substitutions, replacements, annexations, tools, accessories, parts and the like now in, attached to or which may hereafter at any time be placed in or added to any Collateral, whether or not of like kind; and

          (f) All rights, remedies, claims and demands under or in connection with each of the foregoing.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES

     To induce the Bank to enter into the Credit Agreement and to make each and every loan and other financial accommodation thereunder, the Borrower represents and warrants to the Bank that, except as may otherwise be provided in the Credit
Agreement:

     Section 3.1 Names of Borrower. The exact corporate name of the Borrower and its state of organization are each correctly stated in the preamble to this Security Agreement. Set forth on Schedule 1 hereto is a true, accurate and complete list of all previous legal names of the Borrower and all past and present assumed (or fictitious) names and tradenames of the Borrower for the past six (6) years.

     Section 3.2 Prior Combinations. Except as set forth on Schedule 1 hereto, the Borrower has not ever been conducted as a partnership or proprietorship, no entity has merged into the Borrower or has been consolidated with the Borrower, and no entity has sold substantially all of its assets to the Borrower or sold assets to the Borrower outside the ordinary course of such entity's business.

     Section 3.3 Chief Executive Office, etc. The Borrower's chief executive office and taxpayer identification number are set forth in the preamble to this Security Agreement. Subject to Section 4.1 hereof, Borrower maintains all of its records with respect to its Accounts at such address.

     Section 3.4 Title to Collateral. Except for Intellectual Property, which is separately addressed in Section 3.6 below, all Collateral is lawfully owned by the Borrower, free and clear of any prior security interest, pledge, sale, assignment, transfer or other encumbrance other than Permitted Encumbrances; the Borrower has the unencumbered right to pledge, sell, assign or transfer the Collateral subject to the Permitted Encumbrances and to subject the Collateral to the security interest in favor of the Bank herein; except in respect of Permitted Encumbrances, no financing statement covering all or any portion of the Collateral is on file in any public office other than in favor of the Bank; and the security interest herein constitutes a legal and valid, first priority security interest in the Collateral.

     Section 3.5 Representations Regarding Accounts. Except for Permitted Encumbrances, each Account (a) is a valid Account representing an undisputed, bona fide right to payment from the Account Debtor named therein for Goods sold or leased, Intellectual Property licensed, or for services rendered, whether or not such right to payment has been earned by performance; (b) is free and clear of any agreement wherein the Account Debtor may claim a deduction or discount; and (c) is free and clear of all set-offs or counterclaims.

     Section 3.6 Representations Regarding Intellectual Property. Schedule 2 hereto contains a complete and accurate list as of the date hereof of all patented and registered Intellectual Property owned by the Borrower and of all pending applications for the registration of other Intellectual Property owned or filed by the Borrower. Schedule 2 also contains a complete and accurate list of all licenses and other rights granted by the Borrower to any third party with respect to the Intellectual Property and licenses and other rights granted by any third party to the Borrower. Except for Permitted Encumbrances and except as may be set forth in Schedule 2 (a) the Borrower owns and possesses all right, title and interest in and to, or has a valid and enforceable license to use, all of the Intellectual Property necessary for the operation of the Borrower's business as presently conducted or proposed to be conducted; (b) no claim by any third party contesting the validity, enforceability, use or ownership of any Intellectual Property has been made, is currently outstanding or, to the Borrower's knowledge, is threatened, and, to the Borrower's knowledge, there are no grounds for any such claim; (c) the Borrower has not received any notice of, nor is the Borrower aware of any facts which indicate the likelihood of, any material infringement or misappropriation by, or conflict with, any third party with respect to any Intellectual Property, nor has the Borrower received any claim of infringement or misappropriation of, or other conflict with, any intellectual property rights of any third party; (d) the Borrower has not materially infringed, misappropriated or otherwise conflicted with any intellectual property rights of any third party, nor is Borrower aware of any material infringement, misappropriation or conflict which will occur as a result of the continued operation of the business of the Borrower as presently conducted or proposed to be conducted; (e) the Borrower has made or will timely make all necessary filings and recordations (except user filings) and has paid or will pay all required fees and taxes to record and maintain its ownership in its Intellectual Property throughout the world to the extent necessary to conduct Borrower's business as currently being conducted or proposed to be conducted; and (f) no consents are required on any licenses listed on Schedule 2 hereto, except as set forth on Schedule 2, to the grant of the security interests to, and the exercise of the rights and remedies of, the Bank.

     Section 3.7 Representations Regarding Contracts and Leases. All leases of real or personal property and all contracts to which the Borrower is a party are in full force and effect. To the best of Borrower's knowledge, no Person is challenging or disputing the validity or enforceability of any such leases or contracts, and the Borrower is not in material default under any such leases or contracts.

     Section 3.8 Representations Regarding Equipment and Inventory. Schedule 3 is a true and correct list of all locations where Equipment and Inventory of the Borrower is located (except Inventory in transit). Borrower has not purchased any Inventory in a transaction subject to the bulk transfer laws of any state or otherwise outside the ordinary course of the Inventory seller's business.

     Section 3.9 Representations Regarding Investment Property. The Borrower is the direct and beneficial owner of each type of Investment Property listed on
Schedule 4 hereto as being owned by it, free and clear of any liens, encumbrances or security interests except for the security interest granted to the Bank. The Borrower further represents and warrants that (i) all such Investment Property which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Investment Property) duly and validly issued, are fully paid and non-assessable, (ii) this pledge of such Investment Property will not violate the proscriptions or require the consent, license, filing, report, permit, exemption, regulation or approval, of any Governmental Authority or other Person or violate any provision of law, (iii) such ownership of pledged Investment Property represent One Hundred Percent (100%) of the issued and outstanding ownership of the Borrower's Subsidiaries,
(iv) such Investment Property has not been materially altered and all signatures thereon are genuine, (v) there exists no default by an issuer under any of such Investment Property with respect thereto, (vi) no insolvency proceedings have been instituted with respect to the issuer of such Investment Property (vii) the Borrower has executed no instrument of any kind assigning any of such Investment Property or the liability of any issuer thereon, or with respect thereto, which remains in effect, (viii) none of the issuers of such Investment Property have any obligation, commitment, subscription, option, warrant or other rights outstanding entitling the holder thereof to purchase or otherwise acquire any capital stock of such issuer, and (ix) with respect to any certificates delivered to the Bank representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in
Article 8 or 8.1 (as applicable) of the Uniform Commercial Code of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Borrower has so informed the Bank so that the Bank may take steps to perfect its security interest therein as a General Intangible.

ARTICLE 4. AGREEMENTS CONCERNING ACCOUNTS

     Section 4.1 Location. The Borrower will give the Bank written notice of each office of the Borrower at which records of the Borrower relative to Accounts are kept. Except where such notice is given, all records of the Borrower relative to Accounts are and will be kept at the chief executive office of the Borrower.

     Section 4.2 Returns and Repossessions. Prior to the occurrence of a Default or Unmatured Default, the Borrower may grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which such Account Debtor may be lawfully entitled and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to the obligation of the Account Debtor, subject, however, to the Bank's security interest therein and in any Proceeds arising from the disposition thereof. After the occurrence of a Default or an Unmatured Default, no discount, credit or allowance shall be granted by the Borrower to any Account Debtor, and no return of Goods shall be accepted by the Borrower without the Bank's prior written consent.

     Section 4.3 Schedule of Accounts. Upon the creation of Accounts, or from time to time as the Bank may require, the Borrower will, from time to time, deliver to the Bank a schedule identifying each Account ("Schedule of Accounts"), together with such schedules and certificates and reports relative to all or any of the Collateral and the items or amounts received by the Borrower in full or partial payment or otherwise, as Proceeds of any of the Collateral. Each Schedule of Accounts or other schedule, certificate or report shall be executed by its duly authorized officer and shall be in the form specified by the Bank. Any Schedule of Accounts identifying any Account shall be accompanied, if the Bank requests, (a) by a true and correct copy of the invoice evidencing such Account, (b) by evidence of shipment, delivery or performance, and (c) if such request shall be made after the occurrence of a Default or an Unmatured Default, by a duly executed assignment of such Account from the Borrower to the Bank; provided, however, that the Borrower's failure to execute and deliver any such Schedule of Account and/or assignment shall not affect or limit the Bank's security interest or other rights in and to Accounts, and provided, further, that a proper assignment of any Account wherein the United States Government is the Account Debtor may be requested by the Bank at any time whether or not there shall have occurred a Default or Unmatured Default.

     Section 4.4 Verification of Accounts. The Bank, its officers, agents, attorneys, and accountants, may verify Accounts and returned and repossessed Goods and, under reasonable procedures, directly with the Account Debtor or by other methods, and the Borrower shall furnish to the Bank upon request additional Schedules of Accounts, together with all notes or other papers evidencing the same and any guaranty, securities or other information relating thereto, and shall do, make and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may reasonably require.

     Section 4.5 Collateral Account. The Borrower (a) will deposit all checks, drafts, cash remittances and other Proceeds in payment of Accounts in a special collateral account ("Collateral Account") maintained with the Bank and thereafter keep segregated any such checks, drafts, cash remittances or other Proceeds in trust for the benefit of the Bank until deposited in the Collateral Account with the Bank; (b) will, upon the written request of the Bank at any time, note the security interest of the Bank on all records relative to the Collateral including, without limitation, any invoice which evidences an Account; (c) will, upon the written request of the Bank, give notice of the Bank's security interest to Account Debtor and other obligors to the Borrower;
(d) agrees that all checks and other Instruments received by the Bank as Proceeds of Accounts will be credited upon receipt to the Liabilities in such order as the Bank may determine, subject to final payment; and (e) will, whenever the Borrower obtains possession (by return, repossession or otherwise) of any Goods, the sale or lease of which shall have given rise to any of the Collateral, upon the Bank's written request, segregate, label and hold such Goods as subject to the security interest of the Bank hereunder, and will, at its own expense, dispose of such Goods in such manner as the Bank may from time to time direct. The Bank alone shall have sole power of withdrawal from the Collateral Account. On a daily basis, the Bank will apply all or part of the collected balance of the Collateral Account against the Obligations, the amount, order and method of such application to be in the sole discretion of the Bank. In no event shall the Bank be obligated to apply any funds deposited in the Collateral Account before the second business day after the day of deposit. Any part of the collected balance in the Collateral Account which the Bank elects not to apply to the Obligations may be paid over and deposited by the Bank to the Borrower's commercial account. The crediting of items in the Collateral Account to the reduction of the Obligations shall be conditioned upon final payment of the item and if any item is not so paid, the amount of any credit given for it may be charged to the Obligations or to any other deposit account of the Borrower, whether or not the item is returned.

     Section 4.6 Notification of Assignment. The Bank may notify any Account Debtor to make payment directly to the Bank any amounts due or to become due and enforce the collection of any Accounts by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for a period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Such notice may require the Account Debtor or other obligor to pay the Account or other obligation directly to the Bank. Any Proceeds shall be deposited in the form received except for the endorsement of the Borrower where required, which endorsement the Bank is authorized to make on the Borrower's behalf and shall be held by the Bank as security for all Liabilities, and the Bank may at any time and from time to time apply all or any portion of the funds on deposit in the Collateral Account against the Liabilities, the order of application to be at the discretion of the Bank.

     Section 4.7 Accounts Owed by the Federal Government. If any Account shall arise out of a contract with the United States of America, or any department, agency, subdivision, or instrumentality thereof, the Borrower shall promptly notify the Bank thereof in writing and shall take all other action requested by the Bank to protect the Bank's security interest in such Account under the provisions of the federal Assignment of Claims Act, as amended.

     Section 4.8 Assignment of Security Interests. If, at any time the Borrower shall take and perfect a security interest in any property of an Account Debtor or any other Person to secure payment or performance of an Account, the Borrower shall promptly assign such security interest to the Bank.

ARTICLE 5. AGREEMENTS CONCERNING CERTAIN COLLATERAL

     Section 5.1 Maintenance of Intellectual Property. Unless otherwise agreed in writing by the Bank, Borrower shall have the duty to do any and all acts which are necessary to preserve and maintain all material rights in the Intellectual Property. Borrower will give proper statutory notice in connection with the use of its Intellectual Property. Borrower has used, and will continue to use for the duration of this Agreement, consistent standards of quality in its manufacture or creation of products sold under its trademarks. The Borrower shall not abandon any of the Intellectual Property nor permit the expiration of any material Intellectual Property registrations, except where occasioned by non-use, without the written consent of the Bank. Borrower shall do any and all acts reasonably required by the Bank to ensure Borrower's compliance with this
Section 5.1. Any reasonable expenses incurred in connection with the Intellectual Property shall be borne by Borrower.

     Section 5.2 After-Acquired Intellectual Property. If the Borrower obtains rights to any new Intellectual Property, the provisions of this Security Agreement shall automatically apply thereto. With respect to any new applications for Intellectual Property, the issuance of any new registration for Intellectual Property, and renewals or extensions of any of the foregoing, the Borrower shall give the Bank prompt written notice thereof in writing.

     Section 5.3 Opposition Proceedings. Unless and until there shall have occurred and be continuing a Default, Borrower shall retain the legal and equitable title to the Intellectual Property and shall have the right to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce, protect and use the Intellectual Property in the ordinary course of its business, but shall not be permitted, except with the prior written consent of the Bank, to sell, assign, transfer or otherwise encumber the Intellectual Property, other than licensings or other dispositions in the ordinary course of business or to resolve litigation or disputed claims brought or made by unrelated parties.

     Section 5.4 Verification of Intellectual Property. The Bank, its officers, agents, attorneys and accountants, may verify the Intellectual Property and all licenses and other agreements with respect thereto, under reasonable procedures, directly with licensees or by other methods, and the Borrower shall furnish to the Bank upon request schedules of Intellectual Property and licenses, together with other information relating thereto, and shall do, make and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may reasonably require with respect to the Intellectual Property, including, without limitation, the licenses. The Borrower shall promptly notify the Bank, if it knows that any material application or registration relating to Intellectual Property may become abandoned or dedicated to the public, or of any material adverse determination or development (including any claim) regarding the Intellectual Property or any material license with respect thereto, or regarding its right to register, keep and maintain the same, or if it knows that a material item of Intellectual Property is materially infringed or misappropriated by a third party, and, in any such event, unless (a) the Bank, or (b) the Members of the Borrower in the exercise of its reasonable business judgment after having considered the advice of reputable intellectual property counsel shall have determined that litigation is inappropriate or unadvisable, promptly sue for infringement or misappropriation.

     Section 5.5 Supplemental Documentation. Concurrently with the execution of this Security Agreement, and from time to time hereafter upon request of the Bank, the Borrower shall execute and deliver to the Bank supplemental security agreements relating to any or all registered patents, trademarks, tradenames, copyrights and applications for any of the foregoing, in a form satisfactory to the Bank and suitable for recording in the records of the registering Governmental Authority.

     Section 5.6 Contracts and Leases. The Borrower shall perform, when due, each of its obligation under all contracts, leases and other agreements (including, without limitation, all license agreements) to which the Borrower is a party, and, immediately upon learning of any material default by any party under any such contract, lease or other agreement, the Borrower shall give written notice thereof to the Bank, together with a description as to the nature and status thereof. After the occurrence of any Default or Unmatured Default, the Borrower shall not amend, modify, supplement or otherwise agree to any change in any contract, lease or other agreement or waive any provision thereof, without the prior written consent of the Bank.

     Section 5.7 Deposit Accounts. The Borrower will (i) upon the Bank's request, cause each bank or other financial institution in which it maintains
(a) a Deposit Account to enter into a control agreement with the Bank, in form and substance satisfactory to the Bank in order to give the Bank Control of the Deposit Account or (b) other deposits (general or special, time or demand, provisional or final) to be notified of the security interest granted to the Bank hereunder and cause each such bank or other financial institution to acknowledge such notification in writing, and (ii) upon the Bank's request after the occurrence and during the continuance of a Default, deliver to each such bank or other financial institution a letter, in form and substance acceptable to the Bank, transferring ownership of the Deposit Account to the Bank or transferring dominion and control over each such other deposit to the Bank until such time as no Default exists.

     Section 5.8 Letter-of-Credit Rights. The Borrower will, upon the Bank's request, cause each issuer of a letter of credit to consent to the assignment of proceeds of the letter of credit in order to give the Bank Control of the letter-of-credit rights to such letter of credit.

     Section 5.9 Uncertificated Securities. The Borrower will permit the Bank from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities which are Collateral to mark their books and records with the numbers and face amounts of all such uncertificated securities and all rollovers and replacements therefor to reflect the Lien of the Bank granted pursuant to this Security Agreement. The Borrower will take any actions necessary to cause the issuers of uncertificated securities which are Collateral and which are Securities to cause the Bank to have and retain Control over such Securities.

     Section 5.10 Stock and Other Ownership Interests.

          (a) Changes in Capital Structure of Issuers. The Borrower will not (i) permit or suffer any issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the Instruments or Securities in favor of any of the foregoing.

          (b) Issuance of Additional Securities. The Borrower will not permit or suffer the issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to issue any such securities or other ownership interests, any right to receive the same or any right to receive earnings, except to the Borrower.

          (c) Registration of Pledged Securities. The Borrower will permit any registerable Collateral to be registered in the name of the Bank or its nominee at any time at the option of the Bank.

          (d) Exercise of Rights in Pledged Securities. The Borrower will permit the Bank or its nominee at any time after the occurrence of a Default, without notice, to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any corporate securities or other ownership interests in or of a corporation, partnership, joint venture or limited liability company constituting Collateral and the Stock Rights as if it were the absolute owner thereof.

     Section 5.11 Commercial Tort Claims. If the Borrower shall at any time hold or acquire a commercial tort claim (as defined in the Indiana Uniform Commercial Code, as amended from time to time), the Borrower shall, if requested by the Bank, grant to the Bank in a writing a security interest therein and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Bank.

ARTICLE 6. AGREEMENTS CONCERNING INVENTORY

     Section 6.1 Locations. Borrower will give the Bank written notice of each location at which Inventory is or will be kept at all times. Except where such notice is given and except for Inventory sold in the ordinary course of business, all Inventory is and shall be kept at the locations set forth on Schedule 3 hereto.

     Section 6.2 Sales of Inventory. The Borrower may, in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of sale or service, any of the Inventory normally held by the Borrower for such purpose (a sale in the ordinary course of business does not include a transfer in total or partial satisfaction of a debt), and use and consume, in the ordinary course of business, any raw materials, work-in-process or materials normally held by it for such purpose.

     Section 6.3 Condition of Inventory; Books and Records. Borrower shall keep all Inventory in good order and condition and shall maintain full, accurate and complete books and records with respect to Inventory at all times.


     Section 6.4 Warehousemen and Landlords. Borrower shall not store any material portion of its Inventory with any bailee, warehouseman, or similar party without the Bank's prior written consent. If Inventory is so stored, Borrower will, concurrently with storing such Inventory, cause such bailee, warehouseman, or similar party to issue and deliver to the Bank, in a form acceptable to the Bank, warehouse receipts in the Bank's name evidencing the storage of the Inventory. The Borrower shall provide the Bank with copies of all agreements between the Borrower and any bailee, warehouseman, or similar party and shall deliver to the Bank a landlord's or warehouseman's lien waiver in a form acceptable to the Bank, prior to entering into any material lease for warehouse storage or business facilities.

     Section 6.5 Consigned Inventory. If at any time any of the Inventory is placed by the Borrower on consignment with any consignee, Borrower shall, prior to delivery of such consigned Inventory, (a) provide Bank with all consignment agreements and other instruments and documentation to be used in connection with such consignment (all of which shall be in a form acceptable to the Bank); (b) prepare, execute and file appropriate financing statements with respect to any consigned Inventory showing the consignee as debtor, the Borrower as secured party, and the Bank as assignee of the secured party; (c) prepare, execute and file appropriate financing statements with respect to any consigned Inventory showing the Borrower, as debtor, and the Bank, as secured party; (d) conduct a search of all UCC filings made against the consignee and all jurisdictions in which Inventory to be consigned is to be located while on consignment, and furnish copies of such results to the Bank; and (e) notify in writing all creditors of the consignee that are or may be holders of security interests in the Inventory to be consigned that the Borrower expects to deliver certain Inventory to the consignee.

     Section 6.6 Compliance with Law. Borrower shall substantially comply in all material respects with all federal, state and local laws, regulations, rulings and orders applicable to the Borrower for its assets or business in all respects. Without limiting the generality of the foregoing, Borrower shall comply with all requirements of the federal Fair Labor Standards Act, as amended, in the conduct of its business and the production of Inventory. Borrower shall notify the Bank immediately of any violation by Borrower of the Fair Labor Standards Act, and the absence of such notice shall constitute

Borrower's continuing representation that all Inventory then existing has been produced in compliance with the Fair Labor Standards Act.

ARTICLE 7. AGREEMENTS CONCERNING EQUIPMENT AND FIXTURES

     Section 7.1 Locations. Borrower will give the Bank written notice of each location at which Equipment is or will be kept at all times, except where such notice is given, the Equipment will be kept at locations set forth on Schedule 3 hereto. Schedule 3 sets forth all locations at which Equipment and Fixtures of the Borrower are located and the name and owner of record of the real estate at each location if the Borrower is not the owner of record.

     Section 7.2 Condition. The Borrower will keep the Equipment in good order and repair, ordinary wear and tear excepted, and will not waste or destroy the Equipment or any portion thereof, except in the case of obsolete Equipment which is no longer used or useful in Borrower's business.

     Section 7.3 Titled Equipment. If Borrower now or hereafter has any vehicles, aircraft, watercraft, or other Equipment for which a certificate of title has been issued by a Governmental Authority, the Borrower shall immediately deliver to the Bank, properly endorsed, each certificate of title or application for title or other evidence of ownership for each such item of Equipment, and the Borrower shall take all actions necessary to have the Bank's security interest properly recorded on each such certificate of title and shall take all other steps necessary to perfect the Bank's security interest in such Equipment.

     Section 7.4 Compliance with Laws. The Borrower will not use the Equipment in violation of any statute, rule, regulation or ordinance or any policy of insurance thereon. Borrower will neither use the Equipment nor permit the Equipment to be used, for any unlawful purpose or contrary to any statute, law, ordinance or regulation relating to the registration, use, operation or control of the Equipment.

     Section 7.5 Transfers of Equipment. Borrower may from time to time substitute Equipment, provided that (a) the substituted Equipment is not subject to any lien or other encumbrance and has a fair market value at least equal to the fair market of the Equipment for which it is substituted; (b) the marketability and operating integrity of Borrower's Equipment after such substitution is not impaired; (c) the Equipment substituted for is no longer used or useful in the operation of Borrower's business and is sold in arm's length transaction in exchange for money or monies' worth at least equal to the fair market value of such Equipment substituted for; and (d) no Default or Unmatured Default has occurred and is continuing.

     Section 7.6 Fixtures. The Borrower shall not permit any item of Equipment to become a Fixture to real estate or an accession to any other property not subject to the Bank's security interest herein without the prior written consent of the Bank. If any Equipment is or will be attached to real estate in such a manner as to become a fixture, such real estate is encumbered, the Borrower will obtain from the holder of such real estate encumbrance a written consent and subordination to the security interest hereby granted, or a written disclaimer of any interest in such Collateral, in a form acceptable to the Bank.

ARTICLE 8.        GENERAL PROVISIONS CONCERNING COLLATERAL

     Section 8.1 Title to After-Acquired Collateral. All Collateral acquired after the date hereof will be acquired by the Borrower free of any lien, security interest or encumbrance, except Permitted Encumbrances.

     Section 8.2 Further Assurances. The Borrower agrees to do such reasonable acts and things and deliver or cause to be delivered such other documents as the Bank may deem necessary to establish and maintain a valid security interest in the Collateral (free of all other liens and claims except Permitted
Encumbrances) to secure the payment and performance of the Liabilities and to defend title to the Collateral against any Person claiming any interest therein adverse to the Bank. The Borrower authorizes the Bank, at the expense of the Borrower, to execute and file a financing statement or statements on its behalf in those public offices deemed advisable or necessary by the Bank to protect the security interests of the Bank herein granted. If permitted by law, the Borrower agrees that a carbon, photographic or other reproduction of this Security Agreement or of a financing statement may be filed as a financing statement.

     Section 8.3 Insurance.

          (a) The Borrower shall have and maintain at all times, with respect to Inventory and Equipment, insurance written by companies acceptable to the Bank covering risks customarily insured against by companies engaged in business similar to that of the Borrower in reasonable amounts, containing such terms, in such form, and for such periods customarily maintained by companies engaged in business similar to that of the Borrower. Such insurance shall be payable to the Borrower and the Bank as their interests may appear.

          (b) In addition to the insurance requirements set forth in Section 8.3(a), the Borrower will carry any other insurance and amounts for periods as may be reasonably required by the Bank, and will deliver to the Bank, not less than five (5) days prior to the expiration of any such policy of insurance, renewals or new policies in like amounts covering the same risks.

          (c) All such insurance policies shall carry standard, non-contributory lender's loss payable clauses and breach of warranty endorsements, in favor of the Bank. The insurance certificates evidencing the Borrower's compliance with the above shall be deposited with the Bank, and in the event the Borrower fails to file and maintain such insurance, the Bank may, at its option, purchase such insurance and the cost of such insurance shall become a Liability secured by these presents and all sums expended shall bear interest at the highest Default rate of interest set forth in the Credit Agreement until paid. If requested by the Bank, the Borrower shall deliver certified copies of such policies to the Bank. The Borrower shall pay all insurance premiums promptly when due and shall provide substitute policies of insurance should the Bank at any time reject, for reasonable cause, any such policies of insurance furnished by the Borrower. The Borrower hereby assigns to the Bank the proceeds of all such insurance, including, without limitation, any premium refunds, to the extent of the Liabilities, shall direct the insurer to make payment of any losses or refunds directly to the Bank, and appoints the Bank its attorney-in-fact to endorse any draft, check or other form of payment made by such insurer.

     Section 8.4 Collection of Collateral. The Borrower will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any Collateral including the taking of such action with respect to such collection as the Bank may reasonably request or, in the absence of such request, as the Borrower may deem advisable.

     Section 8.5 Bank May Defend Title. In the event the Borrower fails to pay any taxes, assessments, premiums, or fees, or fails to discharge any liens or claims against the Collateral required to be paid or discharged by the Borrower, or fails to purchase, maintain and file with the Bank any insurance required by this Security Agreement, or if any such insurance is inappropriate to the situation, in the Bank's reasonable discretion, the Bank may, without demand or notice, pay any such taxes, assessments, premiums or fees, or pay, acquire, satisfy or discharge any liens or claims asserted against the Collateral (without any obligation to determine the validity thereof), or purchase any such insurance. All sums so expended by the Bank shall become a Liability secured by these presents and shall bear interest at the highest Default rate of interest set forth in the Credit Agreement until paid.

     Section 8.6 Negotiable Collateral. If any Collateral, including Proceeds, consists of a letter of credit, advice of credit, Instrument, certificates of deposit, negotiable Documents, chattel paper or similar property, the Borrower shall, immediately upon receipt thereof, endorse and assign such Collateral, and deliver actual physical possession thereof, to the Bank, and prior to such delivery, shall hold such property in trust for the Bank. Schedule 5 hereto is a true and correct list of all such negotiable Collateral owned by the Borrower. The Borrower will give the Bank written notice each time it acquires such additional negotiable Collateral.

     Section 8.7 Contracts. The Borrower shall remain liable to perform its obligations under any contracts included in the Collateral to the extent as though this Security Agreement had not been entered into, and the Bank shall not have any obligation under any such contracts by reason of this Agreement.

     Section 8.8 Accounting System. Borrower shall maintain a standard and modern system of accounting in accordance with GAAP which contain information pertaining to the Collateral that may from time to time be requested by the Bank.

     Section 8.9 Inspection of Collateral and Records. During Borrower's usual business hours, the Bank may inspect and examine the Collateral and check and test the same as to quality, quantity, value, and condition. The Bank shall also have the right at any time or times hereafter, during Borrower's usual business hours or during the usual business hours of any third party having control over the records of the Borrower, to inspect Borrower's books and records in order to verify the amount or condition of, or any other matter relating to, the Collateral and Borrower's financial condition and to copy and make extracts from such books and records. Borrower waives the right to assert a confidential relationship, if any, it may have with any accounting firm in connection with any information requested by the Bank pursuant to this Security Agreement and agrees that the Bank may directly contact any such accounting firm in order to obtain such information.

     Section 8.10 Transfer of Collateral. Borrower shall not sell, lease, license, transfer or otherwise dispose of any interest in any Collateral except
(a) sales of Inventory in the ordinary course of business pursuant to Section 6.2, (b) licensings and other dispositions of Intellectual Property in the ordinary course of business pursuant to Section 5.3, and (c) dispositions of Equipment in accordance with Section 7.5.

ARTICLE 9. REMEDY

     Section 9.1 Remedies Generally; Power of Sale. Upon the occurrence of any Default and at any time thereafter, the Bank shall have all rights and remedies available at law or in equity including, without limitation, the rights and remedies of a secured party under the Indiana Uniform Commercial Code, as in effect from time to time (regardless of whether the Code has been enacted in the jurisdiction where rights or remedies are asserted), including, without limitation, the right to take possession of the Collateral, and for that purpose the Bank may, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Bank shall give to the Borrower at least ten (10) days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Bank may in its discretion transfer any securities or other property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for Liabilities or apply it on principal or interest due on Liabilities. In the event that the Bank takes possession of any Intellectual Property, the goodwill associated with any trademarks, tradenames, trade dress, and service marks of the Borrower shall be transferred to the Bank.

     Section 9.2 Deposits. Any and all Deposit Accounts, deposits or other sums at any time credited by or due from the Bank to the Borrower shall at all times constitute security for any and all Liabilities, and the Bank may apply or set off such deposits or other sums against Liabilities at any time in Default whether or not the Liabilities are then due or other Collateral is considered by the Bank to be adequate.

     Section 9.3 Waiver and Amendment. Except as otherwise expressly set forth herein, to the extent permitted by law, the Borrower waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both Liabilities and Collateral, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange, or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Bank may deem advisable. Except as otherwise provided by law, the Bank shall have no duty as to the collection or protection of the Collateral, or any income therefrom, nor as to the preservation of rights against prior parties nor as the preservation of any rights pertaining thereto beyond the safe custody thereof. The Bank may exercise its rights with respect to Collateral without resorting or regard to other Collateral or sources of reimbursement for any Liability. The Bank shall not be deemed to have waived any of these rights upon or under Liabilities or Collateral unless such waiver be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to the exercise of any right on any future occasion. All rights and remedies of the Bank as to the Liabilities or Collateral whether evidenced hereby or by any other instrument or papers shall be cumulative and may be exercised singly, successively or together. The Bank may, from time to time, without notice to the Borrower (a) retain or obtain a security interest in any property of any other Person, in addition to the Collateral, to secure any of the Liabilities; (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the Borrower with respect to any of the Liabilities; (c) extend or renew for any period (whether or not longer than the original period) or release or compromise any liability of any party or parties primarily or secondarily liable to the Bank under the Credit Agreement; (d) release its security interest in any of the property securing any of the Liabilities and permit any substitution or exchange for any such property; and (e) resort to the Collateral for the payment of any of the Liabilities whether or not it shall have resorted to any other property or shall have proceeded against any party primarily or secondarily liable for any of the Liabilities. The Bank shall not, under any circumstances, or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the liquidation of any Collateral, including the settlement, collection of any Account or for any damage resulting therefrom except liability resulting from any act or omission by the Bank which constitutes willful misconduct. This Security Agreement may be amended only by a writing duly signed by the Bank and the Borrower.

     Section 9.4 Expenses; Proceeds of Collateral. The Borrower shall pay to the Bank on demand any and all reasonable out-of-pocket expenses, including reasonable attorneys' fees, incurred or paid by the Bank in protecting the Collateral or the existence, perfection or priority of the Bank's security interest therein. After deducting all of such expenses, the residue of any Proceeds of collection or sale of the Collateral shall be applied to the payment of principal or interest on Liabilities in such order of preference as the Bank may determine, proper allowance for interest on Liabilities not then due being made, and any excess shall be returned to the Borrower.

     Section 9.5 Power of Attorney. The Borrower hereby irrevocably appoints the Bank and the Bank's designees from time to time its true and lawful attorneys-in-fact, with full power of substitution in the premises upon the occurrence of a Default (a) to demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral in such manner as the Bank may determine, whether or not the Collateral is then due; (b) to receive, open, and dispose of mail addressed to the Borrower; (c) to endorse notes, checks, drafts, money orders, Documents or other evidences of payment, shipment or storage or any form of Collateral on behalf of and in the name of the Borrower; (d) to sign and send on behalf of the Borrower any invoice or bill of lading relating to any Account, on drafts against customers, on schedules and assignments of Accounts, on notices of assignment, financing statements and other public records, on verifications of Accounts and on notices to customers;
(e) to sign the Borrower's name to the proofs of claim against any Account Debtor on behalf of the Borrower; (f) to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Bank; (g) to endorse Borrower's name on all applications, documents, papers, certificates and instruments necessary or expedient for the Bank to use the Intellectual Property, or necessary or expedient to grant or issue any exclusive or nonexclusive license under the Intellectual Property to anyone else, or necessary or expedient for the Bank to assign, pledge, convey or otherwise transfer title in, or dispose of, the Intellectual Property to anyone else, for the purpose of recording, registering, filing or accomplishing any other formula with respect to the Intellectual Property; and (h) to do all things necessary to carry out this Security Agreement. The Borrower hereby ratifies and approves all acts of such attorneys. Neither the Bank nor any attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law, absent gross negligence, bad faith or willful misconduct. This power, being coupled with an interest, is irrevocable until the Liabilities have been fully satisfied. Notwithstanding anything herein to the contrary, no attorney acting pursuant to this Section 9.5 shall have any authority to confess judgment on behalf of the Borrower.

     Section 9.6 License. Borrower hereby grants to the Bank a license to use, without charge, Borrower's Intellectual Property and other Collateral in completing production of, advertising for sale, or selling any Collateral after any Default, and all of the Borrower's rights under all licenses and franchise agreements shall, in such event, inure to the Bank's benefit. In addition, the Borrower shall, upon request by the Bank, make available such personnel in Borrower's employ on the date of any Default as the Bank may reasonably designate to permit the Bank to continue, directly or indirectly, to produce, advertise and sell the Collateral sold by the Borrower under any Intellectual Property or license. The license herein shall include the right of the Bank to use, assign, license or sublicense any of the Borrower's Intellectual Property, including in such license reasonable access as to all media in which any of the licensed items may be recorded or stored; provided that the Bank shall comply with all pre-existing quality control standards and trademark use requirements of the Borrower. No agreements hereafter entered into by the Borrower shall prohibit, restrict or impair the rights of the Bank granted hereunder.

     Section 9.7 Reinstatement. If, at any time after payment in full by the Borrower of all Liabilities and termination of the Bank's security interest, any payments on the Liabilities previously made by the Borrower or any other Person must be disgorged by the Bank for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or such Person, this Security Agreement and the Bank's security interests herein shall be reinstated as to all disgorged payments as though such payments had not been made, and the Borrower shall sign and deliver to the Bank all documents, and shall do such other acts and things, as may be necessary to re-perfect the Bank's security interest.

     Section 9.8 No Marshaling. The Borrower, on its own behalf and on behalf of its successors and assigns, hereby expressly waives all rights, if any, to require a marshaling of assets by the Bank or to require the Bank's first resort to some or any portion of the Collateral before foreclosing upon, selling or otherwise realizing on any other portion thereof.

ARTICLE 10. MISCELLANEOUS PROVISIONS

     Section 10.1 Priority. Unless otherwise expressly provided, the security interest hereby created shall be pro rata on par with any prior security interests in the Collateral now or hereafter existing in favor of the Bank.

     Section 10.2 Governing Law. This Security Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the Uniform Commercial Code and other applicable laws of the State of Indiana, without regard to conflict of law principles.

     Section 10.3 Severability. Whenever possible each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. The Borrower recognizes that the Bank has relied on this Security Agreement in extending credit to the Borrower and agrees that such reliance by the Bank shall be sufficient consideration for this Security Agreement.

     Section 10.4 Binding on Successors. The rights and privileges of the Bank shall inure to the benefit of its respective successors and assigns.

     Section  10.5  Chattel  Mortgage.   This  Security   Agreement  shall  also
constitute a chattel mortgage and an assignment of rents.

     SECTION 10.6 WAIVER OF JURY TRIAL. BANK AND BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OF THEM. NEITHER BANK NOR BORROWER SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER BANK OR BORROWER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS SECURITY AGREEMENT.



                      [THIS SPACE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the Borrower and the Bank have caused this Security Agreement to be executed by their respective officers duly authorized as of the date first above written.


                                        CLASSIC MANUFACTURING ACQUISITION CORP., an Indiana corporation


                                        By:
                                           -------------------------------------
                                              Timothy S. Durham, President


ACCEPTED:
                                        NATIONAL CITY BANK OF INDIANA

                                        By:
                                           -------------------------------------

                                        Its:
                                           -------------------------------------




STATE OF INDIANA  )
                  ) SS:
COUNTY OF MARION  )

     Before me, a Notary Public in and for said County and State, personally appeared Timothy S. Durham, known to me to be the President of CLASSIC MANUFACTURING ACQUISITION CORP., and acknowledged the execution of the foregoing for and on behalf of said company.

     Witness my hand and Notarial Seal, this _______ day of April, 2004.


                                             __________________________
                                             Notary Public - Signature

                                             __________________________
                                             Notary Public - Printed

My Commission Expires:                      My County of Residence:

____________________                        _______________________

                                   SCHEDULE 1

                           Former Names, Assumed Names
                           and Tradenames of Borrower


                                      None






                               Prior Combinations


                                      None

                                   SCHEDULE 2

                      Trademarks and Trademark Applications

         Application or                                  Registration
         Registration No.        Trademark     Country       Date

         None

                              Registered Copyrights


                                                                Registration
         Registration No.       Trademark          Country         Date

         None

                                    Licenses


                                    Licensed           Date of      Expiration
         Name of Licensee             Mark             License         Date

         None

                                   SCHEDULE 3

                             Location of Collateral


Equipment Locations:

21900 W. U.S. 12
Sturgis, MI  49091



Fixture Locations:

21900 W. U.S. 12
Sturgis, MI  49091

(include record owner of real estate, if other than Borrower) (attach legal description of real estate)





Inventory Locations:

21900 W. U.S. 12
Sturgis, MI  49091

                                   SCHEDULE 4

                               Investment Property

                           A. CERTIFICATED SECURITIES:



                                                                     Percentage
        Issuer's       Certificate    Number of        Number of      of Shares
Issuer  Organization      Number      Shares Owned   Shares Pledged   Pledged
------  ------------   -----------    ------------   --------------  ----------
                                        None


                          B. UNCERTIFICATED SECURITIES:

           Issuer's
Issuer   Organization    Description of Collateral Percentage Ownership Interest
------   ------------    ------------------------- -----------------------------
                                          None

****[Add description of custody accounts or arrangements with securities intermediary, if applicable]***


                           C. SECURITY ENTITLEMENTS:

                                      None

                              D. SECURITY ACCOUNTS:

                                      None

                             E. COMMODITY CONTRACTS:

                                      None

                             F. COMMODITY ACCOUNTS:

                                      None

                                   SCHEDULE 5

                              Negotiable Collateral

                                      None

                                   EXHIBIT E


                                    GUARANTY


     THIS GUARANTY (this "Guaranty") is made as of the 28th day of April, 2004, by the undersigned (the "Guarantor") in favor of NATIONAL CITY BANK OF INDIANA ("Bank").

                                   WITNESSETH:

     WHEREAS, CLASSIC MANUFACTURING ACQUISITION CORP. (the "Borrower") and the Bank have entered into a certain Credit Agreement dated as of even date herewith (as same may be amended or modified from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Bank to the Borrower;

     WHEREAS, it is a condition precedent under the Credit Agreement that the Guarantor execute and deliver this Guaranty whereby the Guarantor shall guarantee the payment when due, subject to Section 9 hereof, of all Guaranteed Obligations, as defined below; and

     WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantor, and in order to induce the Bank to enter into the Credit Agreement with the Borrower, and because Guarantor has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor is willing to guarantee the obligations of the Borrower under the Credit Agreement, any Note, and the other Loan Documents;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.1 Selected Terms Used Herein.

     "Guaranteed Obligations" is defined in Section 3 below.

     Section 1.2 Terms in Credit Agreement. Other capitalized terms used herein but not defined herein shall have the meaning set forth in the Credit Agreement.

     Section 2.1 Representations and Warranties. The Guarantor represents and warrants (which representations and warranties shall be deemed to have been renewed upon each day an Advance is made under the Credit Agreement) that:

          (a) It is a corporation, partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of

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     its  jurisdiction of  incorporation  or organization  and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

          (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (c) Neither the execution and delivery by it of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or any of its subsidiaries or (ii) its articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which it or any of its subsidiaries is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any lien in, of or on the property of such Guarantor or a Guarantor thereof pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by it or any of its subsidiaries, is required to be obtained by it or any of its subsidiaries in connection with the execution and delivery of this Guaranty or the performance by it of its obligations hereunder or the legality, validity, binding effect or enforceability of this Guaranty.

     Section 2.2. Covenants. The Guarantor covenants that, so long as any commitment of the Bank is outstanding under the Credit Agreement or any of the Guaranteed Obligations shall remain unpaid, that it will, and, if necessary, will enable the Borrower to, fully comply with those covenants and agreements set forth in the Credit Agreement.

     Section 3. The Guaranty. Subject to Section 9 hereof, the Guarantor hereby absolutely and unconditionally guarantees, as primary obligor and not as surety, the full and punctual payment (whether at stated maturity, upon acceleration or early termination or otherwise, and at all times thereafter) and performance of the Obligations, including without limitation any such Obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether or not allowed or allowable in such proceeding (collectively, subject to the provisions of Section 9 hereof, being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay to the Bank the amount not so paid at the place and in the

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manner  specified  in the  Credit  Agreement,  any Note,  or the  relevant  Loan
Document, as the case may be. This Guaranty is a guaranty of payment and not of collection. The Guarantor waives any right to require the Bank to sue the Borrower, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

     Section 4. Guaranty Unconditional. Subject to Section 9 hereof, the obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Guaranteed Obligations, by operation of law or otherwise, or any obligation of any other guarantor of any of the Guaranteed Obligations, or any default, failure or delay, willful or otherwise, in the payment or performance of the Guaranteed Obligations;

          (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

          (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Credit Agreement, any Note, any other Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations, or any action or failure to act by the Bank with respect to any collateral securing all or any part of the Guaranteed Obligations;

          (iv) any change in the corporate existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Borrower, or any other guarantor of any of the Guaranteed Obligations;

          (v) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Bank or any other Person, whether in connection herewith or any unrelated transactions;

          (vi) any invalidity or unenforceability relating to or against the Borrower, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other guarantor of the Guaranteed Obligations, of the Borrower of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, any Note, or any other Loan Document; or

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

          (vii) any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of Guarantor's obligations hereunder, other than the full, final and irrevocable payment of the Obligations.

     Section 5. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been indefeasibly paid in full, all commitments of the Bank under the Credit Agreement shall have terminated or expired. If at any time any payment of the Borrower of or interest on any Note or any other amount payable by the Borrower or any other party under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     Section 6. Waivers. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of any of the Guaranteed Obligations, or any other Person.

     Section 7. Subrogation. The Guarantor hereby agrees not to assert any right, claim or cause of action, including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise, against the Borrower arising out of or by reason of this Guaranty or the obligations hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by the Guarantor unless and until the Guaranteed Obligations are indefeasibly paid in full, any commitment to lend under the Credit Agreement and any other Loan Documents is terminated.

     Section 8. Stay of Acceleration. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note, or any other Loan Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Bank.

     Section 9. Limitation on Obligations. (a) It is the intention of the Guarantor and the Bank that the obligations of the Guarantor hereunder shall be in, but not in excess of, as of any date, the maximum amount (such amount being the Guarantor's "Maximum Liability") not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (collectively, the "Bankruptcy Code"). To that end, but as to the Maximum Liability of the Guarantor, only to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if the Guarantor is not deemed to have received valuable consideration,


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fair value or reasonably  equivalent  value for its obligations  hereunder,  the
Guarantor's obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct its business, or cause the Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred. As used herein, the terms "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with the Bankruptcy Code. This Section 9(a) with respect to the Maximum Liability of the Guarantor is intended solely to preserve the rights of the Bank hereunder to the maximum extent not subject to avoidance under the Bankruptcy Code, and neither any Guarantor nor any other person or entity shall have any right or claim under this Section 9(a) with respect to the Maximum Liability, except to the extent necessary so that the obligations of such Guarantor hereunder shall not be rendered voidable under the Bankruptcy Code.

     (b) The Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of the Guarantor without impairing this Guaranty or affecting the rights and remedies of the Bank hereunder. Nothing in this Section 9(b) shall be construed to increase the Guarantor's obligations hereunder beyond its Maximum Liability.

     Section 10. Application of Payments. All payments received by the Bank hereunder shall be applied by the Bank to payment of the Guaranteed Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

          (a) FIRST, to payment of all reasonable costs and expenses of the Bank incurred in connection with the collection and enforcement of the Guaranteed Obligations or of any security interest granted to the Bank in connection with any collateral securing the Guaranteed Obligations;

          (b) SECOND, to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest and fees, to the Bank in accordance with the amount of such accrued and unpaid interest and fees owing to it;

          (c) THIRD, to payment of the Borrower of the Guaranteed Obligations and the net early termination payments then due and unpaid from the Borrower to the Bank in accordance with the amount of such Borrower and such net early termination payments then due and unpaid owing to it; and

          (d) FOURTH, to payment of any Guaranteed Obligations (other than those listed above) pro rata among those parties to whom such Guaranteed Obligations are due in accordance with the amounts owing to each of them.

     Section 11. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at its address or telecopier number set forth on the


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

signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Bank in accordance with the provisions of 9.11 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

     Section 12. No Waivers. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, any Note, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 13. No Duty to Advise. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that the Bank has no duty to advise the Guarantor of information known to it regarding those circumstances or risks.

     Section 14. Successors and Assigns. This Guaranty is for the benefit of the Bank and its respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Credit Agreement, any Note, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Guaranty shall be binding upon the Guarantor and its successors and permitted assigns.

     Section 15. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Bank.

     Section 16. Costs of Enforcement. The Guarantor agrees to pay all reasonable costs and expenses including, without limitation, all court costs and reasonable attorneys' fees and expenses paid or incurred by the Bank in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Borrower, the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations.

     SECTION 17. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF INDIANA. THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF INDIANA AND OF ANY INDIANA STATE COURT SITTING IN MARION COUNTY, INDIANA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING

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OUT OF OR RELATING TO THIS GUARANTY (INCLUDING,  WITHOUT LIMITATION,  ANY OF THE
OTHER LOAN DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE GUARANTOR AND THE BANK HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 18. Taxes, etc. All payments required to be made by the Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof, provided, however, that if the Guarantor is required by law to make such deduction or withholding, such Guarantor shall forthwith (i) pay to the Bank such additional amount as results in the net amount received by the Bank equaling the full amount which would have been received by the Bank had no such deduction or withholding been made, (ii) pay the full amount deducted to the relevant authority in accordance with applicable law, and (iii) furnish to the Bank certified copies of official receipts evidencing payment of such withholding taxes within 30 days after such payment is made.

     Section 19. Setoff. Without limiting the rights of the Bank under applicable law, if all or any part of the Guaranteed Obligations is then due, whether pursuant to the occurrence of a Default or otherwise, then the Guarantor authorizes the Bank to apply any sums standing to the credit of such Guarantor with Bank toward the payment of the Guaranteed Obligations.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                                            "GUARANTOR"

                                            OBSIDIAN ENTERPRISES, INC.

                                            By:
                                               ---------------------------------
                                               Timothy S. Durham, President

                                  EXHIBIT F-1



                                LIMITED GUARANTY

     THIS LIMITED GUARANTY dated as of the 28th day of April, 2004, from TIMOTHY DURHAM (the "Guarantor"), to NATIONAL CITY BANK OF INDIANA (the "Lender");

     1. The Guaranty. For value received and in consideration of the loans, extensions of credit and other financial accommodations heretofore or hereafter at any time made or afforded, direct or indirect, and whether several, joint or joint and several (hereinafter collectively referred to as the "Liabilities") by the Lender to CLASSIC MANUFACTURING ACQUISITION CORP. ("Borrower"), the Guarantor hereby unconditionally guarantees the full and prompt payment and performance when due, whether by acceleration or otherwise, of the Liabilities, which Liabilities include, without limitation, the following:

          a. Indebtedness in the principal amount of One Million Dollars ($1,000,000), together with all accrued and unpaid interest existing from time to time owed by Borrower to the Lender evidenced by a certain Facility 1 Credit Note of even date herewith;

          b. Indebtedness in the principal amount of One Hundred Five Thousand Dollars ($105,000), together with all accrued and unpaid interest existing from time to time owed by Borrower to the Lender evidenced by a certain Facility 2 Note of even date herewith;

          c. Indebtedness in the principal amount of Eight Hundred Twenty-Nine Thousand Dollars ($829,000) (the "Facility 3 Loan"), together with all accrued and unpaid interest existing from time to time owed by Borrower to the Lender evidenced by a certain Facility 3 Note of even date herewith;

          d. All indebtedness and other amounts due from Borrower to the Lender under: (i) that certain Credit Agreement among Borrower and the Lender dated of even date herewith (as the same may be amended from time to time, the "Credit Agreement"); and (ii) all other Loan Documents (as defined in the Credit Agreement); and

          e. Any extension or renewal of the obligations set forth in subparagraphs (a), (b), (c) and (d) above, and all interest, expenses, costs of collection, attorneys' fees or other obligations due in connection with or on account of such items, including, without limitation, expenses, costs of collection, and attorneys' fees incurred by the Lender in the enforcement of this Guaranty and the Loan Documents.

     2. Liabilities Guaranteed/Limitation. In the event Borrower fails at any time to pay or perform all or any part of the Liabilities when due, whether by acceleration or otherwise, or in the event of dissolution or insolvency of Borrower, or the inability of Borrower to pay its debts as they mature, or a general assignment by Borrower for the benefit of its creditors, or an adjudication that Borrower is insolvent, and if such event of dissolution or insolvency shall occur at a time when any of the Liabilities may not then be due

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


and payable, then, in either event, the Guarantor, upon written demand of the Lender, subject to the limitation provided below, will pay or perform the Liabilities as a direct and primary obligation of the Guarantor, and such obligation of the Guarantor shall be due with reasonable costs of collection and attorneys' fees and without relief from valuation or appraisement laws.

     Regardless of the amount of Liabilities outstanding at any time, the Guarantor's obligation under this Guaranty shall not exceed the principal amount of Nine Hundred Thousand Dollars ($900,000), plus interest and reasonable costs and expenses incurred by the Lender for or incidental to the enforcement of this Guaranty. Notwithstanding the limitations on the Guarantor's obligations under this Guaranty, subject to Section 8 hereof, the Guarantor's liability shall be a continuing liability and shall not be affected by (nor shall anything herein contained be deemed a limitation upon) the amount of credit which may be extended to the Borrower, the number of transactions with the Borrower, repayments by the Borrower to the Lender or the allocation by the Lender of repayments by the Borrower, it being the understanding of the Guarantor that the Guarantor's liability shall continue hereunder so long as there are any Liabilities owed by the Borrower to the Lender.

     The Lender may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable hereunder by the Guarantor, appropriate and apply toward the payment of such amount, in such order of application as the Lender may from time to time elect, any property or monies of the Guarantor in the possession or control of the Lender for any purpose.

     The obligations of the Guarantor hereunder shall in no way be affected or impaired by any provision in any instrument evidencing or securing the Liabilities whereby the Lender agrees not to seek or enforce any personal liability against Borrower, or any provision of like effect, and/or whereby the Lender agrees to look solely to the property secured for the enforcement or satisfaction of the Liabilities or the obligations under the instruments securing the Liabilities, or any provision of like effect.

     3. Waivers of the Guarantor. The Guarantor hereby waives the following:

          a. Notice of acceptance of this Guaranty, of the existence or creation of all or any of the Liabilities, of any accommodation by the Lender to the Borrower, and of the amount of the Liabilities which may exist from time to time;

          b. Except as expressly provided herein, any and all presentment, demand, protest or notice of dishonor, nonpayment or other default with respect to any of the Liabilities, and all other notices whatsoever;

          c. Any requirement that the Lender institute suit, or otherwise exhaust its rights or remedies against any collateral securing the Liabilities, against the Borrower or against any other person, guarantor, or other collateral guaranteeing or securing all or any part of the Liabilities (the obligations of such guarantors or other persons and such collateral being herein referred to as the "Collateral"), prior to enforcing any rights it has under this Guaranty or otherwise against the Guarantor;

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

          d. All diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, the Collateral, or any other security for any of the foregoing;

          e. Any rights arising by reason of the incapacity, lack of authority, death or disability of any other guarantor or any failure by the Lender to file or enforce a claim against the estate of any other guarantor or the failure of any other person to sign this Guaranty;

          f. Any rights arising by reason of the fact that any of the Collateral may be in default at the time of acceptance thereof by the Lender or later; or by reason of the fact that a valid lien in any of the Collateral may not be conveyed to or created in favor of the Lender; or by reason of the fact that any of the Collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; or by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; or by reason of the fact that the value of any of the Collateral, or the financial condition of the Borrower or any obligor under or guarantor of any of the Collateral may not have been correctly estimated or may have changed or may hereafter change; or by reason of any deterioration, waste, or loss by fire, theft or otherwise of any of the Collateral unless such deterioration, waste or loss be caused by the willful act or willful failure to act of the Lender.

     The failure of the Lender or any other person to take any of the actions, or the existence of any conditions hereinabove waived, shall in no way release, discharge or in any way affect the obligations of the Guarantor hereunder, nor give rise to any rights against the Lender.

     4. Rights of Lender. The Lender shall have the full power and right in its discretion, without notice to the Guarantor, to deal in any manner with the Liabilities and the Collateral, including, but not limited to the following:

          a. To retain or obtain a security interest in any additional property to secure any of the Liabilities or any obligation hereunder;

          b. To retain or obtain the primary or secondary liability of any party or parties, in addition to the Guarantor, with respect to any of the Liabilities;

          c. To extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities, and to forbear to take steps to enforce the payment of all or any part of the Liabilities against the Borrower;

          d. To release or compromise any liability of any other guarantor or any liability of any other party or parties primarily or secondarily liable for any of the Liabilities;

          e. To resort to the Guarantor for payment of any of the Liabilities, whether or not the Lender shall have resorted to any property or shall have proceeded against any other guarantor or any other party primarily or secondarily liable on any of the Liabilities;

          f. To modify or otherwise change the terms or alter any of the Liabilities, including, but not limited to, changing the terms of payment thereof, or effecting any extension, renewal, release, compromise or settlement with respect thereto;

          g. To forbear from calling for additional Collateral, to consent to the substitution or release of all or any part of the Collateral, whether or not of the same or different character or value than the Collateral surrendered by the Lender or the Borrower;

          h. To release or to forbear to proceed against all or any part of the Collateral or to substitute any new for any existing Collateral; and

          i. In the event of the nonpayment when due, whether by acceleration, anticipatory repudiation or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the Collateral, which is not cured within any applicable curative period, to deem the agreements and contracts governing and/or evidencing the Liabilities (or any of them) forfeited, to cancel the same, to realize on any of the Collateral or any part thereof, as a whole or in such parts as the Lender may elect, at any public or private sale or sales, for cash or on credit, or for future delivery, without demand, advertisement or notice of the time, or place of sale or any adjournment thereof (the undersigned hereby waives any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as the Lender in its reasonable discretion may deem proper, and to purchase all or any part of the Collateral for its own account at any public sale or foreclosure, such powers to be exercised only to the extent permitted by law.

     The obligations of the Guarantor hereunder shall not be released, discharged or affected in any way, nor shall the Guarantor have any recourse against the Lender, by reason of any action which the Lender may take or omit to take under these powers or otherwise existing with respect to the Liabilities or the Collateral.

     5. Rights of Subrogation. Notwithstanding the payment or performance by the Guarantor of all or any part of the Liabilities, the Guarantor shall not have a right of subrogation to the rights of the Lender or against any other person liable on the Liabilities until the entire outstanding principal and all accrued interest of the Liabilities and all other obligations of the Borrower to the Lender, even if they are not covered by this Guaranty, shall have been paid, and the Borrower shall have fully performed all of its obligations to the Lender.

     6. Other Guarantors. If there is more than one Guarantor, the obligations under this Guaranty shall be joint and several. In addition, each Guarantor shall be jointly and severally liable with any other guarantor of the Liabilities. If the Lender elects to enforce its rights against less than all guarantors of the Liabilities, that election shall not release Guarantor from Guarantor's obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or the Borrower shall not serve to waive, alter or release the Guarantor's obligations.

     7. Reinstatement Provision. If the Lender receives any payment or payments on account of the Liabilities, which payment or payments of any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Lender, the Guarantor's obligations to the Lender hereunder shall be reinstated and this Guaranty, and any security therefor, shall remain in full force and effect (or be reinstated) until payment of the Liabilities shall have been made to the Lender, which payment shall be due on demand. If any action or proceeding seeking such repayment is pending or, in the Lender's sole judgment, threatened, this Guaranty and any security therefor shall remain in full force and effect, notwithstanding that the Borrower may not then be obligated to the Lender.

     8. Release of Guaranty. Notwithstanding anything contained herein to the contrary, upon the full payment and satisfaction of the Facility 3 Loan, after April 30, 2005, Bank agrees to release this Guaranty provided (a) there then exists no Default or Unmatured Default under the Credit Agreement, (b) there has not occurred a Default (whether or not cured or waived) for the preceding twelve
(12) month period, and (c) Bank and Borrower have entered into an amendment to the Credit Agreement to remove any reliance on work-in-process Inventory from the Borrowing Base (as defined in the Credit Agreement).

     9. General Provisions. This Guaranty shall be binding upon the Guarantor, and upon its successors, assigns, personal representatives and heirs. The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities and in such event, each and every immediate and successor assignee, transferee, or holder of all or any of the Liabilities, shall have the right to enforce this Guaranty by suit or otherwise for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of the Lender as to so much of the Liabilities as it has not sold, assigned or transferred.

     No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Lender permitted hereunder shall in any way impair or affect this Guaranty.

     THIS GUARANTY HAS BEEN DELIVERED TO THE LENDER AND IS TO BE PERFORMED IN INDIANAPOLIS, INDIANA, AND SHALL BE GOVERNED AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF INDIANA. THE GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN MARION COUNTY, INDIANA. ALL SERVICE OF PROCESS MAY BE MADE BY MESSENGER, CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR BY REGISTERED MAIL DIRECTED TO THE GUARANTOR AT THE ADDRESSES INDICATED ASIDE ITS SIGNATURE TO THIS GUARANTY AND THE GUARANTOR OTHERWISE WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS MADE UPON THE GUARANTOR. THE GUARANTOR WAIVES ANY OBJECTION WHICH THE GUARANTOR MAY HAVE TO ANY PROCEEDING COMMENCED IN A FEDERAL

OR STATE COURT LOCATED WITHIN MARION COUNTY, INDIANA, BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR HIS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     Any notice of demand to be given hereunder shall be effectively given if made in writing, delivered to the Guarantor or to any officer of the Lender, or mailed by certified mail to any of the parties at the following addresses for each, or at such other address as any party may furnish to the other from time to time:

         If to the Lender:          National City Bank of Indiana
                                    One National City Center, Suite 200E
                                    Indianapolis, Indiana  46255
                                    Attention :  Doug Allen

         If to the Guarantor:       Timothy S. Durham
                                    111 Monument Circle, Suite 4800
                                    Indianapolis, Indiana  46204


     10. Jury Trial Waiver. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE UNDERSIGNED HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS GUARANTY OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING LENDER AND THE UNDERSIGNED, THE UNDERSIGNED HEREBY DESIGNATE(S) ALL COURTS OF RECORD SITTING IN MARION COUNTY, INDIANA AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS GUARANTY, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE UNDERSIGNED CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty effective as of the day and year first above written.

                                                "GUARANTOR"


                                                --------------------------------
                                                Timothy S. Durham


STATE OF INDIANA  )
                  ) SS:
COUNTY OF MARION  )

     Before me, a Notary Public in and for said County and State, personally appeared Timothy S. Durham and acknowledged the execution of the foregoing Limited Guaranty as his voluntary act and deed.

     Witness my hand and Notarial Seal, this ____ day of April, 2004.



                                                --------------------------------
                                                Notary Public - Signature

                                                --------------------------------
                                                Notary Public - Printed



My Commission Expires:                      My County of Residence:


----------------------                      -------------------------

                                  EXHIBIT F-2


                               UNLIMITED GUARANTY

     THIS UNLIMITED GUARANTY dated as of the 28th day of April, 2004, from TIMOTHY S. DURHAM (the "Guarantor"), to NATIONAL CITY BANK OF INDIANA (the "Lender");

     1. The Guaranty. For value received and in consideration of the loans, extensions of credit and other financial accommodations heretofore or hereafter at any time made or afforded, direct or indirect, and whether several, joint or joint and several (hereinafter collectively referred to as the "Liabilities") by the Lender to CLASSIC MANUFACTURING ACQUISITION CORP. ("Borrower"), the Guarantor hereby unconditionally guarantees the full and prompt payment and performance when due, whether by acceleration or otherwise, of the Liabilities, which Liabilities include, without limitation, the following:

          a. Indebtedness in the principal amount of One Million Dollars ($1,000,000), together with all accrued and unpaid interest existing from time to time owed by Borrower to the Lender evidenced by a certain Facility 1 Credit Note of even date herewith;

          b. Indebtedness in the principal amount of One Hundred Five Thousand Dollars ($105,000), together with all accrued and unpaid interest existing from time to time owed by Borrower to the Lender evidenced by a certain Facility 2 Note of even date herewith;

          c. Indebtedness in the principal amount of Eight Hundred Twenty-Nine Thousand Dollars ($829,000) (the "Facility 3 Loan"), together with all accrued and unpaid interest existing from time to time owed by Borrower to the Lender evidenced by a certain Facility 3 Note of even date herewith;

          d. All indebtedness and other amounts due from Borrower to the Lender under: (i) that certain Credit Agreement among Borrower and the Lender dated of even date herewith (as the same may be amended from time to time, the "Credit Agreement"); and (ii) all other Loan Documents (as defined in the Credit Agreement); and

          e. Any extension or renewal of the obligations set forth in subparagraphs (a), (b), (c) and (d) above, and all interest, expenses, costs of collection, attorneys' fees or other obligations due in connection with or on account of such items, including, without limitation, expenses, costs of collection, and attorneys' fees incurred by the Lender in the enforcement of this Guaranty and the Loan Documents.

     2. Liabilities Guaranteed. In the event Borrower fails at any time to pay or perform all or any part of the Liabilities when due, whether by acceleration or otherwise, or in the event of dissolution or insolvency of Borrower, or the inability of Borrower to pay its debts as they mature, or a general assignment by Borrower for the benefit of its creditors, or an adjudication that Borrower is insolvent, and if such event of dissolution or insolvency shall occur at a time when any of the Liabilities may not then be due and payable, then, in either event, the Guarantor, upon written demand of the Lender, will pay or perform the Liabilities as a direct and primary obligation of the Guarantor, and such obligation of the Guarantor shall be due with reasonable costs of collection and attorneys' fees and without relief from valuation or appraisement laws.

     The Lender may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable hereunder by the Guarantor, appropriate and apply toward the payment of such amount, in such order of application as the Lender may from time to time elect, any property or monies of the Guarantor in the possession or control of the Lender for any purpose.

     The obligations of the Guarantor hereunder shall in no way be affected or impaired by any provision in any instrument evidencing or securing the Liabilities whereby the Lender agrees not to seek or enforce any personal liability against Borrower, or any provision of like effect, and/or whereby the Lender agrees to look solely to the property secured for the enforcement or satisfaction of the Liabilities or the obligations under the instruments securing the Liabilities, or any provision of like effect.

     3. Waivers of the Guarantor. The Guarantor hereby waives the following:

          a. Notice of acceptance of this Guaranty, of the existence or creation of all or any of the Liabilities, of any accommodation by the Lender to the Borrower, and of the amount of the Liabilities which may exist from time to time;

          b. Except as expressly provided herein, any and all presentment, demand, protest or notice of dishonor, nonpayment or other default with respect to any of the Liabilities, and all other notices whatsoever;

          c. Any requirement that the Lender institute suit, or otherwise exhaust its rights or remedies against any collateral securing the Liabilities, against the Borrower or against any other person, guarantor, or other collateral guaranteeing or securing all or any part of the Liabilities (the obligations of such guarantors or other persons and such collateral being herein referred to as the "Collateral"), prior to enforcing any rights it has under this Guaranty or otherwise against the Guarantor;

          d. All diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, the Collateral, or any other security for any of the foregoing;

          e. Any rights arising by reason of the incapacity, lack of authority, death or disability of any other guarantor or any failure by the Lender to file or enforce a claim against the estate of any other guarantor or the failure of any other person to sign this Guaranty;

          f. Any rights arising by reason of the fact that any of the Collateral may be in default at the time of acceptance thereof by the Lender or later; or by reason of the fact that a valid lien in any of the Collateral may not be conveyed to or created in favor of the Lender; or by reason of the fact that any of the Collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; or by reason of the fact that any of the Liabilities may be invalid for any reason whatsoever; or by reason of the fact that the value of any of the Collateral, or the financial condition of the Borrower or any obligor under or guarantor of any of the Collateral may not have been correctly estimated or may have changed or may hereafter change; or by reason of any deterioration, waste, or loss by fire, theft or otherwise of any of the Collateral unless such deterioration, waste or loss be caused by the willful act or willful failure to act of the Lender.

     The failure of the Lender or any other person to take any of the actions, or the existence of any conditions hereinabove waived, shall in no way release, discharge or in any way affect the obligations of the Guarantor hereunder, nor give rise to any rights against the Lender.

     4. Rights of Lender. The Lender shall have the full power and right in its discretion, without notice to the Guarantor, to deal in any manner with the Liabilities and the Collateral, including, but not limited to the following:

          a. To retain or obtain a security interest in any additional property to secure any of the Liabilities or any obligation hereunder;

          b. To retain or obtain the primary or secondary liability of any party or parties, in addition to the Guarantor, with respect to any of the Liabilities;

          c. To extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities, and to forbear to take steps to enforce the payment of all or any part of the Liabilities against the Borrower;

          d. To release or compromise any liability of any other guarantor or any liability of any other party or parties primarily or secondarily liable for any of the Liabilities;

          e. To resort to the Guarantor for payment of any of the Liabilities, whether or not the Lender shall have resorted to any property or shall have proceeded against any other guarantor or any other party primarily or secondarily liable on any of the Liabilities;

          f. To modify or otherwise change the terms or alter any of the Liabilities, including, but not limited to, changing the terms of payment thereof, or effecting any extension, renewal, release, compromise or settlement with respect thereto;

          g. To forbear from calling for additional Collateral, to consent to the substitution or release of all or any part of the Collateral, whether or not of the same or different character or value than the Collateral surrendered by the Lender or the Borrower;

          h. To release or to forbear to proceed against all or any part of the Collateral or to substitute any new for any existing Collateral; and

          i. In the event of the nonpayment when due, whether by acceleration, anticipatory repudiation or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the Collateral, which is not cured within any applicable curative period, to deem the agreements and contracts governing and/or evidencing the Liabilities (or any of them) forfeited, to cancel the same, to realize on any of the Collateral or any part thereof, as a whole or in such parts as the Lender may elect, at any public or private sale or sales, for cash or on credit, or for future delivery, without demand, advertisement or notice of the time, or place of sale or any adjournment thereof (the undersigned hereby waives any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as the Lender in its reasonable discretion may deem proper, and to purchase all or any part of the Collateral for its own account at any public sale or foreclosure, such powers to be exercised only to the extent permitted by law.

     The obligations of the Guarantor hereunder shall not be released, discharged or affected in any way, nor shall the Guarantor have any recourse against the Lender, by reason of any action which the Lender may take or omit to take under these powers or otherwise existing with respect to the Liabilities or the Collateral.

     5. Rights of Subrogation. Notwithstanding the payment or performance by the Guarantor of all or any part of the Liabilities, the Guarantor shall not have a right of subrogation to the rights of the Lender or against any other person liable on the Liabilities until the entire outstanding principal and all accrued interest of the Liabilities and all other obligations of the Borrower to the Lender, even if they are not covered by this Guaranty, shall have been paid, and the Borrower shall have fully performed all of its obligations to the Lender.

     6. Other Guarantors. If there is more than one Guarantor, the obligations under this Guaranty shall be joint and several. In addition, each Guarantor shall be jointly and severally liable with any other guarantor of the Liabilities. If the Lender elects to enforce its rights against less than all guarantors of the Liabilities, that election shall not release Guarantor from Guarantor's obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or the Borrower shall not serve to waive, alter or release the Guarantor's obligations.

     7. Reinstatement Provision. If the Lender receives any payment or payments on account of the Liabilities, which payment or payments of any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Lender, the Guarantor's obligations to the Lender hereunder shall be reinstated and this Guaranty, and any security therefor, shall remain in full force and effect (or be reinstated) until payment of the Liabilities shall have been made to the Lender, which payment shall be due on demand. If any action or proceeding seeking such repayment is pending or, in the Lender's sole judgment, threatened, this Guaranty and any security therefor shall remain in full force and effect, notwithstanding that the Borrower may not then be obligated to the Lender.

     8. Release of Guaranty. This Guaranty shall be released by Bank in accordance with Section 3.3 of the Credit Agreement.

     9. General Provisions. This Guaranty shall be binding upon the Guarantor, and upon its successors, assigns, personal representatives and heirs. The Lender may, without notice of any kind, sell, assign or transfer all or any of the Liabilities and in such event, each and every immediate and successor assignee, transferee, or holder of all or any of the Liabilities, shall have the right to enforce this Guaranty by suit or otherwise for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of the Lender as to so much of the Liabilities as it has not sold, assigned or transferred.

     No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Lender permitted hereunder shall in any way impair or affect this Guaranty.

     THIS GUARANTY HAS BEEN DELIVERED TO THE LENDER AND IS TO BE PERFORMED IN INDIANAPOLIS, INDIANA, AND SHALL BE GOVERNED AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF INDIANA. THE GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN MARION COUNTY, INDIANA. ALL SERVICE OF PROCESS MAY BE MADE BY MESSENGER, CERTIFIED MAIL, RETURN RECEIPT REQUESTED OR BY REGISTERED MAIL DIRECTED TO THE GUARANTOR AT THE ADDRESSES INDICATED ASIDE ITS SIGNATURE TO THIS GUARANTY AND THE GUARANTOR OTHERWISE WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS MADE UPON THE GUARANTOR. THE GUARANTOR WAIVES ANY OBJECTION WHICH THE GUARANTOR MAY HAVE TO ANY PROCEEDING COMMENCED IN A FEDERAL OR STATE COURT LOCATED WITHIN MARION COUNTY, INDIANA, BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR HIS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     Any notice of demand to be given hereunder shall be effectively given if made in writing, delivered to the Guarantor or to any officer of the Lender, or mailed by certified mail to any of the parties at the following addresses for each, or at such other address as any party may furnish to the other from time to time:

         If to the Lender:                  National City Bank of Indiana
                                            One National City Center, Suite 200E
                                            Indianapolis, Indiana  46255
                                            Attention :  Doug Allen

         If to the Guarantor:               Timothy S. Durham
                                            111 Monument Circle, Suite 4800
                                            Indianapolis, Indiana  46204


     10. Jury Trial Waiver. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE UNDERSIGNED HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS GUARANTY OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING LENDER AND THE UNDERSIGNED, THE UNDERSIGNED HEREBY DESIGNATE(S) ALL COURTS OF RECORD SITTING IN MARION COUNTY, INDIANA AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS GUARANTY, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE UNDERSIGNED CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty effective as of the day and year first above written.

                                            "GUARANTOR"


                                            ------------------------------------
                                            Timothy S. Durham


STATE OF INDIANA  )
                  ) SS:
COUNTY OF MARION  )

     Before me, a Notary Public in and for said County and State, personally appeared Timothy S. Durham and acknowledged the execution of the foregoing Unlimited Guaranty as his voluntary act and deed.

     Witness my hand and Notarial Seal, this ____ day of April, 2004.


                                            ------------------------------------
                                            Notary Public - Signature

                                            ------------------------------------
                                            Notary Public - Printed

My Commission Expires:                      My County of Residence:
_____________________                       ______________________